Oppenheimer
Global Fund

Prospectus dated November 22, 2002

                                         Oppenheimer Global Fund is a mutual
                                         fund.  It seeks capital appreciation
                                         by investing mainly in common stocks
                                         of U.S.  and foreign companies.
                                               This Prospectus contains
                                         important information about the Fund's
                                         objective, its investment policies,
                                         strategies and risks. It also contains
                                         important information about how to buy
                                         and sell shares of the Fund and other
                                         account features. Please read this
                                         Prospectus carefully before you invest
                                         and keep it for future reference about
                                         your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this
Prospectus is accurate or complete.
It is a criminal offense to represent
otherwise.

                                                      (OppenheimerFunds logo)

CONTENTS

            ABOUT THE FUND

            The Fund's Investment Objective and Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

            ABOUT YOUR ACCOUNT

            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares
            Class N Shares
            Class Y Shares

            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Internet Website
            Retirement Plans

            How to Sell Shares

            By Wire
            By Mail
            By Telephone

            How to Exchange Shares

            Shareholder Account Rules and Policies

            Dividends, Capital Gains and Taxes

            Financial Highlights

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A B O U T   T H E   F U N D
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The Fund's Investment Objective and Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?  The Fund seeks capital appreciation.

WHAT DOES THE FUND MAINLY INVEST IN? The Fund invests mainly in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-cap and large-cap companies.

      The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United
States). Typically the Fund invests in a number of different countries. These investments are more fully explained in "About the Fund's Investments," below.

HOW DOES THE PORTFOLIO MANAGER DECIDE WHAT SECURITIES TO BUY OR SELL? In
selecting securities for the Fund, the Fund's portfolio manager looks primarily for foreign and U.S. companies with high growth potential. He uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part.

      The portfolio manager considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. The portfolio manager currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:
   Stocks of small-, medium- and large-cap growth-oriented companies worldwide,
o  Companies that stand to benefit from global growth trends, Businesses with strong competitive positions and high demand for their
      products or services.
o     Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

      In applying these and other selection criteria, the portfolio manager considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

WHO IS THE FUND DESIGNED FOR? The Fund is designed primarily for investors seeking capital growth in their investment over the long term from a fund that invests in the U.S. and abroad. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund investing in stocks and foreign securities. The Fund does not seek current income and the income from its investments will likely be small, so it is not designed for investors needing current income. Because of its focus on long-term growth opportunities, the Fund may be appropriate for a portion of a retirement plan investment. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

      All investments carry risks to some degree. The Fund's investments are subject to changes in their value from a number of factors, described below.
There is also the risk that poor security selection by the Fund's investment
Manager, OppenheimerFunds, Inc., will cause the Fund to underperform other funds having a similar objective.

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund currently invests primarily in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. A variety of factors can affect the price of a particular stock, and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. While the
Fund currently invests mainly in securities of large and medium-size companies, it also buys stocks of small companies which may have more volatile stock prices.

   o  Industry Focus. At times, the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

   o  Cyclical Opportunities. The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the Manager believes they have growth potential. The
      Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Fund's share prices.

RISKS OF FOREIGN INVESTING. The Fund normally invests a substantial percentage of its assets in foreign securities. While foreign securities may offer special investment opportunities, there are also special risks.

      The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. companies are subject. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. These risks could cause the prices of foreign stocks to fall, and could therefore depress the Fund's share prices.

HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective. In the short term, domestic and foreign stock markets can be volatile, and the price of the Fund's shares can go up and down substantially. The Fund does not seek income from debt securities to try to reduce the volatility of its share prices. The Fund generally may be less volatile than funds focusing on investments in emerging markets or small-cap stocks, but the Fund has greater risks than funds that focus solely on large-cap domestic stocks or stocks and bonds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

      The bar chart and table below show one measure of the risks of investing in the Fund, by showing the Fund's performance (for its Class A shares) from year to year for the last 10 calendar years and by showing how the average annual total returns of the Fund's shares, both before and after taxes, compare to a broad-based market index.

      The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes. The after-tax returns for the other classes of shares will vary. In certain cases, the figure representing "Return After Taxes on Distributions and
Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

            Annual Total Returns (Class A) (as of 12/31 each year)

    [See appendix to prospectus for data in bar chart showing annual total returns]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.
For the period from 1/1/02 through 9/30/02, the cumulative return (not annualized) before taxes for Class A shares was -24.57%.

During the period shown in the bar chart, the highest return (not annualized)
before taxes for a calendar quarter was 36.38% (4 Qtr `99) and the lowest return
(not annualized) before taxes for a calendar quarter was -17.77% (3 Qtr `01).

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Average  Annual
Total Returns
for   the periods           1 Year              5 Years            10 Years
ended  December  31,                     (or life of class,  (or life of class,
2001                                          if less)            if less)

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Class    A    Shares
(inception 12/22/69)       -16.87%             13.49%              11.83%
  Return Before            -16.87%             10.79%               9.44%
  Taxes
  Return After             -10.27%             10.49%               9.10%
  Taxes on
  Distributions
  Return After
  Taxes on
  Distributions and
  Sale of Fund
  Shares

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MSCI World Index (reflects        -16.52%            5.74%              8.52%
no deduction for fees,
expenses or taxes)

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Class    B    Shares       -16.84%             13.71%              14.25%
(inception 8/17/93)

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Class    C    Shares       -13.36%             13.95%              13.97%
(inception 10/2/95)

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Class    N    Shares        N/A1                N/A1                N/A1
(inception 3/1/01)

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Class  Y  Shares  (inception      -11.66%            16.22%              N/A
11/17/98)

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1 Because this is a new class of shares, return data for the period specified is not available.

The Fund's average annual total returns include applicable sales charges: for
Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 2% (5 years); and for Class
C, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y. Because Class B shares convert to Class A shares 72 months after purchase, Class B "life-of-class" performance does not include any contingent deferred sales charge and uses Class A performance for the period after conversion.
The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to the Morgan
Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. The index performance includes reinvestment of income but does not reflect transaction costs. The Fund's investments vary from those in the index.

Fees and Expenses of the Fund

      The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges. The numbers below are based on the
Fund's expenses during its fiscal year ended September 30, 2002.

Shareholder Fees (charges paid directly from your investment):

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                              Class A   Class B    Class C   Class N  Class Y
                               Shares     Shares    Shares    Shares   Shares

 Maximum Sales Charge
 (Load) on purchases 5.75% None None None None (as % of offering price)

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 Maximum Deferred
 Sales Charge (Load)      None1       5%2       1%3        1%4        None
 (as % of the lower of
 the original offering
 price or redemption
 proceeds)

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 Redemption Fee (as a
 percentage of total            2.00%     2.00%      2.00%    2.00%    2.00%
 redemption proceeds)5
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  A contingent deferred sales charge may apply to redemptions of investments of
   $1 million or more ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.

  Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.

  Applies to shares redeemed within 12 months of purchase. Applies to shares redeemed within 18 months of a retirement plan's first
   purchase of Class N shares.

  The redemption fee applies to the proceeds of Fund shares that are redeemed
   (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. See "How to Sell Shares" for more information on when the redemption fee will apply.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

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                                Class A   Class B    Class C  Class N   Class Y
                                Shares     Shares    Shares    Shares   Shares
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Management Fees       0.67%     0.67%        0.67%        0.67%        0.67%

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Distribution and/or Service      0.23%     1.00%      1.00%    0.50%      N/A
(12b-1) Fees

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Other Expenses                   0.33%     0.33%      0.32%    0.28%     0.48%

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Total Annual Operating           1.23%     2.00%      1.99%    1.45%     1.15%
Expenses

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Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. The "Other
Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year; for Class Y only, it was 0.25% per fiscal year
(pro-rated) prior to November 1, 2002. That undertaking may be amended or withdrawn at any time. After the waiver, the actual "Other Expenses" and "Total
Annual Operating Expenses" as percentages of average daily net assets were 0.38%
and 1.05% for Class Y shares, respectively. Under the current Class Y undertaking, those expenses would not have exceeded the expense limitation described above.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your

investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions, your expenses would be as follows:

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If shares are redeemed:      1 Year        3 Years       5 Years      10 Years

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Class A Shares                $693          $943         $1,212        $1,978

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Class B Shares                $703          $927         $1,278       $1,9461

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Class C Shares                $302          $624         $1,073        $2,317

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Class N Shares                $248          $459          $792         $1,735

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Class Y Shares                $117          $365          $633         $1,398

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If shares are not            1 Year        3 Years       5 Years      10 Years
redeemed:

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Class A Shares                $693          $943         $1,212        $1,978

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Class B Shares                $203          $627         $1,078       $1,9461

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Class C Shares                $202          $624         $1,073        $2,317

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Class N Shares                $148          $459          $792         $1,735

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Class Y Shares                $117          $365          $633         $1,398

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In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B,
Class C and Class N expenses do not include the contingent deferred sales charges. There is no sales charge on Class Y shares. 1. Class B expenses for years 7 through 10 are based on Class A expenses,
   since Class B shares automatically convert to Class A 72 months after purchase.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES. The allocation of the Fund's portfolio among different investments will vary over time based upon the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one issuer. Also, the Fund does not concentrate 25% or more of its total assets in investments in any one industry.

      However, changes in the overall market prices of securities and the income they pay can occur at any time. The share prices of the Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this
Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of
Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risks.

Other Equity Investments. While the Fund invests mainly in common stocks, it can buy other equity securities, such as preferred stocks, warrants and securities convertible into common stocks, which may be subject to credit risks and interest rate risks, as described in the Statement of Additional Information.
Currently, these are not a principal investment of the Fund.

Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (the Board may increase that limit to 15%). Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit.
The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Special Risks of Emerging and Developing Markets. While the Fund currently focuses on investing in developed markets such as the U.S., Canada, Europe,
Japan, Australia and New Zealand, it can also invest in emerging or developing markets. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. Settlements of trades may be subject to greater delays so that the Fund might not receive the proceeds of a sale of a security on a timely basis. These investments may be very speculative.

      These countries might have less developed trading markets and exchanges.
Emerging market countries may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions on withdrawing the sale proceeds of securities from the country. Economics of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies.

Derivative Investments. The Fund can invest in a number of different kinds of
"derivative" investments to seek increased returns or to try to hedge investment risks. It does not do so currently to a significant degree. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, and forward contracts are examples of derivatives.

      Derivatives have risks. If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. The underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the
Fund's share price could decline or the Fund could get less income than expected. The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Fund to lose money on its investment and/or increase the volatility of its share prices.

Hedging. The Fund can buy and sell forward contracts, futures contracts, and put and call options. These are all referred to as "hedging instruments." The Fund is not required to hedge to seek its objective. The Fund has limits on its use of hedging instruments and does not use them for speculative purposes.

      The Fund could buy and sell options, futures and forward contracts for a number of purposes. It might hedge to try to manage its exposure to changing securities prices. Buying futures and call options would tend to increase the
Fund's exposure to the securities markets. Forward contracts can be used to try to manage foreign currency risks on the Fund's foreign investments.

            Hedging involves risks. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Portfolio Turnover. The Fund's investment process may cause the Fund to engage in active and frequent trading. Therefore, the Fund may engage in short-term trading while trying to achieve its objective. Portfolio turnover increases brokerage costs the Fund pays (and reduces performance). If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions. The
Financial Highlights table at the end of this Prospectus shows the Fund's portfolio turnover rates during prior fiscal years.

Temporary Defensive and Interim Investments. In times of unstable adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary investments that are inconsistent with the Fund's principal investment strategies. These would ordinarily be U. S. government securities, highly-rated commercial paper, bank deposits or repurchase agreements. For cash management purposes, the Fund can hold cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term U.S. government securities. The Fund might also hold these types of securities pending the investment proceeds from the sale of portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective.

How the Fund Is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has operated as an investment advisor since January 1960. The
Manager and its subsidiaries and controlled affiliates managed more than $120 billion in assets as of September 30, 2002, including other Oppenheimer funds with more than 7 million shareholder accounts. The Manager is located at 498
Seventh Avenue, New York, New York 10018.

Portfolio Manager.  The portfolio manager of the Fund is William L. Wilby. He is a Vice President of the Fund and a Senior Vice President of the Manager.
He has been the person principally responsible for the day-to-day management of the Fund's portfolio since October 1992. Mr. Wilby also serves as an officer and portfolio manager for other Oppenheimer funds.  He joined the
Manager in 1991.

Advisory Fees. Under the investment advisory agreement, the Fund pays the
Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69%
of the next $1 billion, 0.67% on the next $1.5 billion, 0.65% on the next $2.5 billion, 0.63% of the next $4 billion and 0.61% of average annual net assets in excess of $10 billion. The Fund's management fee for the fiscal year ended
September 30, 2002, was 0.67% of average annual net assets for each class of shares.

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A B O U T   Y O U R   A C C O U N T
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How to Buy Shares

You can buy shares several ways, as described below.  The Fund's Distributor,
OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor.
   Your dealer will place your order with the Distributor on your behalf.

Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account
   Application and return it with a check payable to "OppenheimerFunds
   Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you
   don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.

o     Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500.
      Before sending a wire, call the Distributor's Wire Department at
      1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.

   o  Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you
      pay for shares by electronic funds transfers from your bank account.
      Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds
      PhoneLink, also described below. Please refer to "AccountLink," below for more details.
   o  Buying Shares Through Asset Builder Plans. You may purchase shares of the
      Fund automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink.
      Details are in the Asset Builder Application and the Statement of
      Additional Information.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $50. There are reduced minimums available under the following special investment plans:
   o  If you establish one of the many types of retirement plan accounts that
      OppenheimerFunds offers, more fully described below under "Special
      Investor Services," you can start your account with as little as $500.
   o  By using an Asset Builder Plan or Automatic Exchange Plan (details are in the Statement of Additional Information), or government allotment plan, you can make subsequent investments (after making the initial investment of $500) for as little as $50. For any type of account established under one of these plans prior to November 1, 2002, the minimum additional investment will remain $25.

   o  The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the
      Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the
Distributor receives the order.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some days. All references to time in this Prospectus mean "Eastern time".

      The net asset value per share is determined by dividing the value of the
      Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Trustees has established procedures to value the Fund's securities, in general, based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. Because some foreign securities trade in markets and on exchanges that
   operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem
   Fund shares.

   If, after the close of the principal market on which a security held by the
   Fund is traded, and before the time the Fund's securities are priced that day, an event occurs that the Manager deems likely to cause a material change in the value of such security, the Fund's Board of Trustees has authorized the Manager, subject to the Board's review, to ascertain a fair value for such security. A security's valuation may differ depending on the method used for determining value.

The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price, unless your dealer has made alternative arrangements with the
   Distributor. Otherwise, the order will receive the next offering price that is determined.

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WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
------------------------------------------------------------------------------
------------------------------------------------------------------------------

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Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A
Shares?" below.

------------------------------------------------------------------------------

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Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 6 years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?"
below.

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------------------------------------------------------------------------------

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Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class C Shares?"
below.

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Class N Shares. If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class
N Shares?" below.
------------------------------------------------------------------------------

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Class Y Shares. Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor.
------------------------------------------------------------------------------
------------------------------------------------------------------------------

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WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.
The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different.
The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B, Class C or Class N. For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than Class B and Class C shares.

   o  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the
      Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice
      (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      And for non-retirement plan investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

   o  Investing for the Longer Term. If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

Are There Differences in Account Features That Matter to You? Some account features may not be available to Class B, Class C and Class N shareholders.
   Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B, Class C and Class N shareholders.
   Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the Class B, Class C and Class N asset-based sales charge described below and in the
   Statement of Additional Information. Share certificates are only available for Class A shares. If you are considering using your shares as collateral for a loan, that may be a factor to consider.

How Do Share Classes Affect Payments to Your Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B, Class C and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix B to the Statement of
Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that a special condition applies.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of
Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

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                         Front-End Sales Front-End Sales
                         Charge As a         Charge As a       Concessions As
                        Percentage of     Percentage of Net     Percentage of
Amount of Purchase     Offering Price      Amount Invested     Offering Price

---------------------------------------------------------------------------------
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Less than $25,000           5.75%               6.10%               4.75%

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$25,000 or more but         5.50%               5.82%               4.75%
less than $50,000

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

$50,000 or more but         4.75%               4.99%               4.00%
less than $100,000

---------------------------------------------------------------------------------
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$100,000 or more            3.75%               3.90%               3.00%
but less than
$250,000

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$250,000 or more            2.50%               2.56%               2.00%
but less than
$500,000

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$500,000 or more but less than      2.00%            2.04%            1.60%
$1 million

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Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a
    Letter of Intent, as described in "Reduced Sales Charges" in the Statement of Additional Information.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more, or for certain purchases by particular types of retirement plans that were permitted to purchase such shares prior to
    March 1, 2001 ("grandfathered retirement accounts"). Retirement plans are not permitted to make initial purchases of Class A shares subject to a contingent deferred sales charge. The Distributor pays dealers of record concessions in an amount equal to 1.0% of purchases of $1 million or more other than by grandfathered retirement accounts. For grandfathered retirement accounts, the concession is 0.75% of the first $2.5 million of purchases plus 0.25% of purchases in excess of $2.5 million. In either case, the concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

    If you redeem any of those shares within an 18-month "holding period"
    measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of:

o     the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
o     the original net asset value of the redeemed shares.

    The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor and by retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or recordkeepers which have entered into a special agreement with the Distributor. The Distributor currently pays dealers of record concessions in an amount equal to 0.25% of the purchase price of Class
A shares by those retirement plans from its own resources at the time of sale, subject to certain exceptions as described in the Statement of Additional
Information. There is no contingent deferred sales charge upon the redemption of such shares.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds.
The Class B contingent deferred sales charge is paid to compensate the
Distributor for its expenses of providing distribution-related services to the
Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

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Years Since Beginning of                                                         Contingent Deferred Sales Charge
Month in Which Purchase                                                          On Redemptions in That Year
Order Was Accepted                                                               (As % of Amounts Subject to Charge)

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0-1                                                                              5.0%

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1-2                                                                              4.0%

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2-3                                      3.0%

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3-4                                      3.0%

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4-5                                      2.0%

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5-6                                      1.0%

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More than 6                              None

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In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to
Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to
Class B shares under the Class B Distribution and Service Plan, described below.
The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert, any other Class B shares that were acquired by reinvesting dividends and distributions

on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B
Conversion" in the Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered for sale to retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or to group retirement plans (which do not include IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible participants. See "Availability of Class N
Shares" in the Statement of Additional Information for other circumstances where
Class N shares are available for purchase.

      A contingent deferred sales charge of 1.0% will be imposed upon the redemption of Class N shares, if: o The group retirement plan is terminated or
Class N shares of all

      Oppenheimer funds are terminated as an investment option of the plan and
      Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or

o     With respect to an IRA or 403(b) plan, Class N shares are redeemed within
      18 months of the plan's first purchase of Class N shares of any
      Oppenheimer fund.

      Retirement plans that offer Class N shares may impose charges on plan participant accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado) and
the special account features applicable to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class N shares offered through a group retirement plan. Instructions for buying, selling, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the plan, not by plan participants for whose benefit the shares are held.

WHO CAN BUY CLASS Y SHARES? Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies and employee benefit plans.
Individual investors cannot buy Class Y shares directly.

      An institutional investor that buys Class Y shares

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49

for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging, and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or
Transfer Agent at their Colorado office) and the special account features available to investors buying those other classes of shares do not apply to
Class Y shares. Instructions for buying, selling, exchanging or transferring
Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. With respect to Class A shares subject to a Class A contingent deferred sales charge purchased by grandfathered retirement accounts, the Distributor pays the 0.25% service fee to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fee to dealers on a quarterly basis.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to pay the Distributor for its services and costs in distributing Class
B, Class C and Class N shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and
Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under the Class B, Class C and Class N plans.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.0% and increase Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class N shares. The
Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis. The
Distributor retains the service fees for accounts for which it renders the required personal services.

      The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale.
Including the advance of the service fee, the total amount paid by the
Distributor to the dealer at the time of sale of Class B shares is therefore
4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge. See the Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale.
Including the advance of the service fee, the total amount paid by the
Distributor to the dealer at the time of sale of Class C shares is therefore
1.0% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more. See the Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers from its own resources at the time of sale.
Including the advance of the service fee, the total amount paid by the
Distributor to the dealer at the time of sale of Class N shares is therefore
1.00% of the purchase price. The Distributor retains the asset-based sales charge on Class N shares. See the Statement of Additional Information for exceptions.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an
Automated Clearing House (ACH) member. AccountLink lets you:
   o  transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset
      Builder Plans, or
   o  have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer
      Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.225.5677. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer
Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the
PhoneLink number, 1.800.225.5677.

Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.225.5677. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.
Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the
   PhoneLink number and the Fund will send the proceeds directly to your
   AccountLink bank account. Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.225.5677 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at
www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at
1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the
Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to six months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C, Class N or Class Y shares. You must be sure to ask the Distributor for this privilege when you send your payment.

RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The
Distributor also offers a number of different retirement plans that individuals and employers can use:
Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs,
   SIMPLE IRAs and rollover IRAs.
SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
   401(k) Plans. These are special retirement plans for businesses. Pension and
Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

     Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

      You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter or by telephone. You can also set up
Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at
1.800.225.5677, for assistance.

      The Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The redemption fee is paid to the Fund, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed to the extent that Fund shares redeemed exceed Fund shares that have been held more than 30 days. For shares of the Fund acquired by exchange, the holding period prior to the exchange is not considered in determining whether to apply the redemption fee.

      The redemption fee is not imposed on shares:
o     held in certain omnibus accounts, including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, Section
      403(b)(7) custodial plan accounts, or plans administered as college savings programs under Section 529 of the Internal Revenue Code,
o     redeemed under automatic withdrawal plans or pursuant to automatic re-balancing in OppenheimerFunds Portfolio Builder accounts,
o     redeemed due to death or disability of the shareholder, or
o     redeemed  from  accounts  for which  the  dealer,  broker  or  financial
      institution   of  record  has  entered  into  an   agreement   with  the
      Distributor for this purpose.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
o  You wish to redeem more than $100,000 and receive a check o The redemption check is not payable to all shareholders listed on the
      account statement
   o The redemption check is not sent to the address of record on your account statement
   o Shares are being transferred to a Fund account with a different owner or name
   o  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o     a U.S. national securities exchange, a registered securities association or a clearing agency.

      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to sell shares in an
   OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by
   Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each request. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.225.5677.

HOW DO YOU SELL SHARES BY MAIL? Write a letter of instruction that includes: o
Your name o The Fund's name o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o
The signatures of all registered owners exactly as the account is registered, and
o     Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for requests by mail: Send courier or express requests to:
OppenheimerFunds Services                       OppenheimerFunds Services
P.O. Box 5270                                   10200 E. Girard Avenue,
Building D
Denver, Colorado 80217-5270               Denver, Colorado 80231

HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone.

   o  To redeem shares through a service representative or automatically on
      PhoneLink, call 1.800.225.5677

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?

Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

      If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN YOU SELL SHARES THROUGH YOUR DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers.
Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B, Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix B to the Statement of
Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request).

      A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:
   o the amount of your account value represented by an increase in net asset value over the initial purchase price,
   o shares purchased by the reinvestment of dividends or capital gains distributions, or
   o  shares redeemed in the special circumstances described in Appendix B to the Statement of Additional Information.

      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: 1. shares acquired by reinvestment of dividends and capital gains
      distributions,
2. shares held for the holding period that applies to the class, and 3. shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

      Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of the Fund can be purchased by exchange of shares of other
Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
o     Shares of the fund selected for exchange must be available for sale in your state of residence.
o The prospectuses of both funds must offer the exchange privilege. o You must hold the shares you buy when you establish your account for at least seven days before you can exchange them. After the account is open seven days, you can exchange shares every regular business day.
o     You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
o Before exchanging into a fund, you must obtain and read its prospectus.

      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange
Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional
Information for more details.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.225.5677. That list can change from time to time.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.

Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative, or by using PhoneLink for automated exchanges by calling 1.800.225.5677. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
o     Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York
      Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by the same day exchange.
   o  The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's
      Fund shares. These factors may hurt the Fund's performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, the
      Manager and the Fund may reject purchase orders and exchanges into the
      Fund by any person, group or account that the Manager believes to be a market timer.
o     The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.
o     If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.
o     The Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund)
      within 30 days of their purchase. Further details are set forth following the first paragraph under "How to Sell Shares" on page 22.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.

A  $12 annual fee is assessed on any account valued at less than $500. The fee is automatically deducted from accounts annually on or about the second to last business day of September. See the Statement of Additional Information,
   or visit the OppenheimerFunds website, to learn how you can avoid this fee and for circumstances when this fee will not be assessed.
The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the
   Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.
Dealers that perform account transactions for their clients by participating in
   NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares" for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.
Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.

"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer
   Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

   If you want to receive multiple copies of these materials, you may call the
   Transfer Agent at 1.800.225.5677. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis and to pay them to shareholders in December on a date selected by the Board of Trustees. Dividends and distributions paid on Class A and Class Y shares will generally be higher than dividends for Class B, Class C and Class N shares, which normally have higher expenses than Class A and Class Y. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

CAPITAL GAINS. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You can
   reinvest all distributions in the same class of shares of another
   OppenheimerFunds account you have established.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund.
Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      If more than 50% of the Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect under the Internal Revenue
Code to permit shareholders to take a credit or deduction on their federal income tax returns for foreign taxes paid by the Fund.

      Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the
Fund sends you after the end of the calendar year.

Avoid "Buying a Dividend." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.
Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

      This information is only a summary of certain federal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS

 Class A   Year Ended September 30,               2002              2001            2000             1999             1998
------------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period          $ 40.04           $ 67.48         $ 49.50          $ 38.34          $ 49.32
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                             .07               .20             .26              .17             1.08
 Net realized and unrealized gain (loss)         (4.86)           (15.68)          22.20            14.37            (5.49)
                                               -------------------------------------------------------------------------------------
 Total from investment operations                (4.79)           (15.48)          22.46            14.54            (4.41)
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income               --                --            (.32)            (.39)            (.83)
 Dividends in excess of net investment income       --                --            (.04)              --               --
 Distributions from net realized gain               --            (11.96)          (4.12)           (2.99)           (5.74)
                                               -------------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    --            (11.96)          (4.48)           (3.38)           (6.57)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $ 35.25            $40.04          $67.48           $49.50           $38.34
                                               =====================================================================================

------------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(1)            (11.96)%          (27.10)%         47.13%           40.05%           (9.85)%

------------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)   $4,559,330        $4,876,120      $6,225,967       $3,780,168       $2,904,763
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)          $5,552,582        $5,851,970      $5,555,437       $3,475,038       $3,381,204
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                            0.18%             0.42%           0.41%            0.37%            0.96%
 Expenses                                         1.23%             1.12%           1.08%            1.16%            1.14%(3)
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            27%               36%             62%              68%              65%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

FINANCIAL HIGHLIGHTS  Continued

 Class B   Year Ended September 30,               2002              2001            2000             1999             1998
------------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period          $ 38.11           $ 65.26         $ 48.05          $ 37.32          $ 48.19
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                     (.32)             (.06)           (.19)            (.16)             .69
 Net realized and unrealized gain (loss)         (4.49)           (15.13)          21.52            13.99            (5.31)
                                               -------------------------------------------------------------------------------------
 Total from investment operations                (4.81)           (15.19)          21.33            13.83            (4.62)
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income               --                --              --             (.11)            (.51)
 Dividends in excess of net investment income       --                --              --               --               --
 Distributions from net realized gain               --            (11.96)          (4.12)           (2.99)           (5.74)
                                               -------------------------------------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                      --            (11.96)          (4.12)           (3.10)           (6.25)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $33.30            $38.11          $65.26           $48.05           $37.32
                                               =====================================================================================

------------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(1)            (12.62)%          (27.68)%         46.01%           38.99%          (10.56)%

------------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)   $1,119,360        $1,386,315      $1,948,901       $1,250,245         $897,473
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)          $1,456,440        $1,731,624      $1,779,871       $1,121,639         $965,647
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                    (0.60)%           (0.35)%         (0.38)%          (0.40)%           0.20%
 Expenses                                         2.00%             1.89%           1.85%            1.94%            1.91%(3)
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            27%               36%             62%              68%              65%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

 Class C   Year Ended September 30,               2002              2001            2000             1999             1998
------------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period          $ 38.71           $ 66.09         $ 48.63          $ 37.79          $ 48.77
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                     (.12)              .07             .06             (.08)             .75
 Net realized and unrealized gain (loss)         (4.77)           (15.49)          21.54            14.07            (5.42)
                                               -------------------------------------------------------------------------------------
 Total from investment operations                (4.89)           (15.42)          21.60            13.99            (4.67)
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income               --                --            (.02)            (.16)            (.57)
 Dividends in excess of net investment income       --                --              --(1)            --               --
 Distributions from net realized gain               --            (11.96)          (4.12)           (2.99)           (5.74)
                                               -------------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    --            (11.96)          (4.14)           (3.15)           (6.31)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $33.82            $38.71          $66.09           $48.63           $37.79
                                               =====================================================================================

------------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(2)            (12.63)%          (27.67)%         46.01%           38.97%          (10.53)%

------------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)     $463,949          $418,525        $404,312         $152,620          $90,707
------------------------------------------------------------------------------------------------------------------------------------

 Average net assets (in thousands)            $521,168          $448,751        $287,843         $125,334          $79,398
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                    (0.56)%           (0.33)%         (0.29)%          (0.38)%           0.23%
 Expenses                                         1.99%             1.89%           1.85%            1.94%            1.91%(4)
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            27%               36%             62%              68%              65%

1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

FINANCIAL HIGHLIGHTS  Continued

 Class N   Year Ended September 30,               2002              2001(1)
--------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period           $39.98            $50.13
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                             .07               .01
 Net realized and unrealized loss                (4.92)           (10.16)
                                                --------------------------------
 Total from investment operations                (4.85)           (10.15)
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income               --                --
 Dividends in excess of net investment income       --                --
 Distributions from net realized gain               --                --
                                                --------------------------------
 Total dividends and/or distributions to shareholders
--------------------------------------------------------------------------------
 Net asset value, end of period                 $35.13            $39.98
                                                ================================

--------------------------------------------------------------------------------
 Total Return, at Net Asset Value(2)            (12.13)%          (20.25)%

--------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)      $51,077            $5,971
--------------------------------------------------------------------------------
 Average net assets (in thousands)             $33,737            $1,717
--------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                            0.14%             0.13%
 Expenses                                         1.45%             1.41%
--------------------------------------------------------------------------------
 Portfolio turnover rate                            27%               36%

1. For the period from March 1, 2001 (inception of offering) to September
30, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

 Class Y   Year Ended September 30,                        2002               2001               2000              1999(1)
------------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                   $ 40.11            $ 67.53            $ 49.54           $ 42.38
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                      .12                .22                .64               .63
 Net realized and unrealized gain (loss)                  (4.85)            (15.68)             22.03             10.00
                                                        ----------------------------------------------------------------------------
 Total from investment operations                         (4.73)            (15.46)             22.67             10.63
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                        --                 --               (.50)             (.48)
 Dividends in excess of net investment income                --                 --               (.06)               --
 Distributions from net realized gain                        --             (11.96)             (4.12)            (2.99)
                                                        ----------------------------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                               --             (11.96)             (4.68)            (3.47)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $ 35.38             $40.11             $67.53            $49.54
                                                        ============================================================================

------------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(2)                     (11.79)%           (27.04)%            47.63%            27.11%

------------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)              $164,363           $165,281           $203,252           $36,593
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $191,788           $194,016           $136,515           $16,838
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                     0.37%              0.54%              0.90%             1.07%
 Expenses                                                  1.15%              1.06%              0.82%             0.78%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees            1.05%              1.00%              0.82%             0.78%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     27%                36%                62%               68%

1. For the period from November 17, 1998 (inception of offering) to September
30, 1999.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

INFORMATION AND SERVICES

For More Information on Oppenheimer Global Fund
The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

------------------------------------------------------------------------------

By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.CALL.OPP (225.5677)

------------------------------------------------------------------------------
------------------------------------------------------------------------------

By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270

------------------------------------------------------------------------------
------------------------------------------------------------------------------

On the Internet:              You can send us a request by e-mail or read or
                              down-load documents on the OppenheimerFunds
                              website:
                              www.oppenheimerfunds.com

------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at
www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.
No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this
Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:                [logo]   OppenheimerFunds
Distributor, Inc.
The Fund's SEC File No. 811-1810
PR0330.001.1102
Printed on recycled paper

                            Appendix to Prospectus of
                             Oppenheimer Global Fund

      Graphic material included in the Prospectus of Oppenheimer Global Fund
(the "Fund") under the heading "Annual Total Returns (Class A) (as of 12/31 each year)":

      A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the ten most recent calendar years, without deducting sales charges.
Set forth below are the relevant data points that will appear on the bar chart.

      Calendar                            Annual
      Year                                Total
      Ended                               Returns

      12/31/92                            -14.20%
      12/31/93                            42.63%
      12/31/94                            -3.11%
      12/31/95                            16.59%
      12/31/96                            17.52%
      12/31/97                            21.82%
      12/31/98                            12.71%
      12/31/99                            58.48%
      12/31/00                            4.06%
      12/31/01                            -11.80%

------------------------------------------------------------------------------
Oppenheimer Global Fund
------------------------------------------------------------------------------

6803 South Tucson Way, Centennial, CO 80112
1.800.225.5677

Statement of Additional Information dated November 22, 2002

      This Statement of Additional Information is not a Prospectus. This
document contains additional information about the Fund and supplements information in the Prospectus dated November 22, 2002. It should be read together with the Prospectus. You can obtain the Prospectus by writing to the
Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver,
Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

Contents
                                                                            Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks.. 2

About Your Account

Financial Information About the Fund

------------------------------------------------------------------------------

ABOUT THE FUND
------------------------------------------------------------------------------

Additional Information About the Fund's Investment Policies and Risks

      The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional
Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager, OppenheimerFunds,
Inc. (the "Manager") can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

      In selecting securities for the Fund's portfolio, the Manager evaluates the merits of particular equity and fixed-income securities primarily through the exercise of its own investment analysis. That process may include, among other things, evaluation of the issuer's historical operations, prospects for the industry of which the issuer is part, the issuer's financial condition, its pending product developments and business (and those of competitors), the effect of general market and economic conditions on the issuer's business, and legislative proposals that might affect the issuer.

      |X| Investments in Equity Securities. The Fund focuses its investments in equity securities of both foreign and U.S. companies. Equity securities include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. The Fund's investments can include stocks of companies in any market capitalization range, if the Manager believes the investment is consistent with the Fund's objective, including the preservation of principal.
Certain equity securities may be selected not only for their appreciation possibilities but because they may provide dividend income.

      Small-cap growth companies may offer greater opportunities for capital appreciation than securities of large, more established companies. However, these securities also involve greater risks than securities of larger companies.
Securities of small capitalization issuers may be subject to greater price volatility in general than securities of large-cap and mid-cap companies.
Therefore, to the degree that the Fund has investments in smaller capitalization companies at times of market volatility, the Fund's share price may fluctuate more. Those investments may be limited to the extent the Manager believes that such investments would be inconsistent with the goal of preservation of principal. As noted below, the Fund limits investments in unseasoned small cap issuers.

         |_| Growth Companies. The Fund may invest in securities of "growth"
companies. Growth companies are those companies that the Manager believes are entering into a growth cycle in their business, with the expectation that their stock will increase in value. They may be established companies as well as newer companies in the development stage. Growth companies may have a variety of characteristics that in the Manager's view define them as "growth" issuers.

      They may be generating or applying new technologies, new or improved distribution techniques or new services. They may own or develop natural resources. They may be companies that can benefit from changing consumer demands or lifestyles, or companies that have projected earnings in excess of the average for their sector or industry. In each case, they have prospects that the
Manager believes are favorable for the long term. The portfolio manager of the
Fund looks for growth companies with strong, capable management sound financial and accounting policies, successful product development and marketing and other factors.

         |_| Convertible Securities. The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

      While some convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities)
causes them to be regarded by the Manager more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision than in the case of non-convertible debt fixed-income securities.

      To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors: (1) whether, at the option of the investor, the convertible security can be
         exchanged  for a fixed  number  of  shares  of  common  stock  of the issuer,
(2)      whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis
         (considering the effect of conversion of the convertible securities),
         and
(3)      the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

         |_| Rights and Warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      |X| Foreign Securities. The Fund expects to have substantial investments in foreign securities. These include equity securities issued by foreign companies and debt securities issued or guaranteed by foreign companies or governments, including supra-national entities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. government or by foreign supra-national entities. They also include securities of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

      Securities of foreign issuers that are represented by American Depository
Receipts or that are listed on a U.S. securities exchange or traded in the U.S.
over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because the Fund may purchase securities denominated in foreign currencies, a change in the value of such foreign currency against the U.S.
dollar will result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S.
markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

         |_| Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are: o reduction of income by foreign taxes; o fluctuation in value of foreign investments due to changes in currency
         rates  or  currency  control   regulations  (for  example,   currency
         blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform  accounting,  auditing and financial reporting standards in foreign  countries  comparable  to those  applicable  to  domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater  volatility  and less  liquidity on foreign  markets than in the
         U.S.;
o     less  governmental  regulation of foreign  issuers,  stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased  risks of delays in  settlement of portfolio  transactions  or loss of certificates for portfolio securities;
o     possibilities   in  some   countries  of   expropriation,   confiscatory
         taxation,  political,  financial  or social  instability  or  adverse diplomatic developments; and
o     unfavorable   differences   between   the  U.S.   economy   and  foreign
         economies.

      In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

         |_| Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe,
Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The Manager will consider these factors when evaluating securities in these markets, because the selection of those securities must be consistent with the Fund's goal of preservation of principal.

      The Fund intends to invest less than 5% of its total assets in securities of issuers of Eastern European countries. The social, political and economic reforms in most Eastern European countries are still in their early stages, and there can be no assurance that these reforms will continue. Eastern European countries in many cases do not have a sophisticated or well-established capital market structure for the sale and trading of securities. Participation in the investment markets in some of those countries may be available initially or solely through investment in joint ventures, state enterprises, private placements, unlisted securities or other similar illiquid investment vehicles.

      In addition, although investment opportunities may exist in Eastern
European countries, any change in the leadership or policies of the governments of those countries, or changes in the leadership or policies of any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring. As a result investment opportunities which may currently exist may be threatened.

      The prior authoritarian governments of a number of the Eastern European countries previously expropriated large amounts of real and personal property, which may include property which will be represented by or held by entities issuing the securities the Fund might wish to purchase. In many cases, the claims of the prior property owners against those governments were never finally settled. There can be no assurance that any property represented by or held by entities issuing securities purchased by the Fund will not also be expropriated, nationalized, or confiscated. If that property were confiscated, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments could also be adversely affected by exchange control regulations imposed in any of those countries.

      |X| Investing in Debt Securities. While the Fund does not invest for the purpose of seeking current income, at times the Fund can invest in debt securities, including the convertible debt securities described above under the description of equity investments. Debt securities also can be selected for investment by the Fund for defensive purposes, as described below. For example, when the stock market is volatile, or when the portfolio manager believes that growth opportunities in stocks are not attractive, certain debt securities might provide not only offer defensive opportunities but also some opportunities for capital appreciation.

      The Fund's debt investments can include corporate bonds and notes of foreign or U.S. companies, as well as U.S. and foreign government securities. It is not expected that this will be a significant portfolio strategy of the Fund under normal market circumstances, and the Fund normally does not intend to invest more than 5% of its total assets in debt securities.

         |_| Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

            The Fund's debt investments can include investment-grade and non-investment-grade bonds (commonly referred to as "junk bonds").
Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors
Service, Inc., at least "BBB" by Standard & Poor's Ratings Services or Fitch,
Inc., or have comparable ratings by another nationally recognized statistical rating organization.

      In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If the securities are unrated, to be considered part of the Fund's holdings of investment-grade securities, they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization.

         |_| Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

         Fluctuations in the market value of fixed-income securities after the
Fund buys them will not affect the interest payable on those securities, nor the cash income from them. However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

      |X| Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund may have a portfolio turnover rate of more than 100% annually.

      Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

      |X| Zero Coupon Securities. The Fund may buy zero-coupon and delayed interest securities, and "stripped" securities. Stripped securities are debt securities whose interest coupons are separated from the security and sold separately. The Fund can buy different types of zero-coupon or stripped securities, including, among others, U.S. Treasury notes or bonds that have been stripped of their interest coupons, U.S. Treasury bills issued without interest coupons, and certificates representing interests in stripped securities.

      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| Repurchase  Agreements.  The Fund may acquire  securities subject to repurchase agreements. It may do so
o     for liquidity  purposes to meet anticipated  redemptions of Fund shares,
         or
o pending the investment of the proceeds from sales of Fund shares, or o pending the settlement of portfolio securities transactions, or o for temporary defensive purposes, as described below.

      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund's Board of Trustees from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase.
Repurchase agreements having a maturity beyond seven days are subject to the
Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company Act of 1940 (the "Investment Company Act") are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation.
However, if the vendor fails to pay the resale price on the delivery date, the
Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission, the Fund, along with other affiliated entities managed by the
Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature.
Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      |X| Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of
1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

      Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

      |X| Forward Rolls. The Fund can enter into "forward roll" transactions with respect to mortgage related securities. In this type of transaction, the
Fund sells a mortgage related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold.
Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

      The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books cash, U.S.
government securities or other high-grade debt securities in an amount equal to the payment obligation under the roll.

      These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may decline below the price at which the
Fund is obligated to repurchase securities.

      |X| Loans of Portfolio Securities. To raise cash for liquidity purposes or income, the Fund can lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Fund's Board of Trustees. These loans are limited to not more than 25% of the value of the Fund's net assets.
The Fund currently does not intend that its loans of securities in the current year will exceed 15% of its total assets.

      There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, or securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian bank and administrative fees in connection with these loans.
The terms of the Fund's loans must meet applicable tests under the Internal
Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      |X| Borrowing for Leverage. The Fund has the ability to borrow up to 10%
of the value of its net assets from banks on an unsecured basis to invest the borrowed funds in portfolio securities. This speculative technique is known as
"leverage." The Fund may borrow only from banks. Under current regulatory requirements, borrowings can be made only to the extent that the value of the
Fund's assets, less its liabilities other than borrowings, is equal to at least
300% of all borrowings (including the proposed borrowing). If the value of the
Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the
Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow. Currently, the Fund does not contemplate using this technique in the next year but if it does so, it will not likely be to a substantial degree.

      |X| Derivatives. The Fund can invest in a variety of derivative investments to seek income or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below in this Statement of Additional Information. However, the Fund does not use, and does not currently contemplate using, derivatives or hedging instruments to a significant degree in the coming year and it is not obligated to use them in seeking its objective.

      Some of the derivative investments the Fund can use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities"
of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the
Manager expected.

      Other derivative investments the Fund can invest in include "index-linked"
notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund may use. Typically these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

      |X| Hedging. Although the Fund does not anticipate the extensive use of hedging instruments, the Fund can use hedging instruments. It is not obligated to use them in seeking its objective. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund could:
o     sell futures contracts,
o     buy puts on such futures or on securities, or
o        write covered calls on securities or futures. Covered calls may also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

      The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case the
Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:
o     buy futures, or
o     buy calls on such futures or on securities.

      The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

         |_| Futures. The Fund can buy and sell futures contracts that relate to
(1) broadly-based stock indices (these are referred to as "stock index futures"), (2) bond indices (these are referred to as "bond index futures"), (3)
debt securities (these are referred to as "interest rate futures"), and (4)
foreign currencies (these are referred to as "forward contracts").

      A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

      No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the
"futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions (except forward contracts)
are effected through a clearinghouse associated with the exchange on which the contracts are traded.

         |_| Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

         |_| Writing Covered Call Options. The Fund can write (that is, sell)
covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by liquid assets identified on the Fund's books to enable the Fund to satisfy its obligations if the call is exercised. Up to 25% of the Fund's total assets may be subject to calls the Fund writes.

      When the Fund writes a call on a security, it receives cash (a premium).
The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period.
That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium.

      The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the
Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund's books. The Fund will identify additional liquid assets on the Fund's books if the value of the identified assets drops below 100% of the current value of the future. Because of this identification requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

         |_| Writing Put Options. The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 50% of the
Fund's net assets would be required to be identified to cover such put options.

      If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will identify liquid assets with a value equal to or greater than the exercise price of the underlying securities. The
Fund therefore forgoes the opportunity of investing the identified assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold.
That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.
That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the
Fund, are taxable as ordinary income.

         |_| Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      The Fund can buy puts whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question
(and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

      The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

      |_| Buying and Selling Options on Foreign Currencies. The Fund can buy and
sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the
Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration identified on its books with the Custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

      The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Fund covers the option by maintaining cash, U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, with the Fund's Custodian bank.

      |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the
Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the
Fund to sell related portfolio securities, thus increasing its turnover rate.
The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index.
To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets.
First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

         |_| Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the
U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The
Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance.
Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the
U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency.
This is called a "transaction hedge." The transaction hedge will protect the
Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the
U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the
U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.
That is referred to as a "cross hedge."

      The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the
Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the
Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency.
The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases, the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved.
Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

         |_| Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. The Fund will not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will identify liquid assets on the
Fund's books to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The
Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination.
The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

         |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the
Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the
Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same Advisor as the Fund (or an Advisor that is an affiliate of the Fund's
Advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

         |_| Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section
1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40%
short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are
"marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code.
An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may result in "straddles"
for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions.
Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: 1. gains or losses attributable to fluctuations in exchange rates that
         occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
2.       gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the
Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

      |X| Temporary Defensive Investments. When market, economic or political conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund can buy:
o     obligations  issued  or  guaranteed  by  the  U.  S.  government  or its instrumentalities or agencies,
o        commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the three top rating categories of a nationally recognized rating organization,
o        short-term debt obligations of corporate issuers, rated investment grade (rated at least Baa by Moody's Investors Service, Inc. or at least BBB by Standard & Poor's Corporation, or a comparable rating by another rating organization), or unrated securities judged by the
         Manager to have a comparable quality to rated securities in those categories,
o        certificates of deposit and bankers' acceptances of domestic and foreign banks having total assets in excess of $1 billion, and
o     repurchase agreements.

      Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities.
Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

o        67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are
"fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      |X| What Are the Fund's Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

o        The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S.
         Government or any of its agencies or instrumentalities.
o        The Fund cannot lend money. However, it can invest in all or a portion of an issue of bonds, debentures, commercial paper or other similar corporate obligations of the types that are usually purchased by institutions, whether or not they are publicly distributed. The Fund may also enter into repurchase agreements.
o        The Fund cannot concentrate investments. That means it cannot invest
         25% or more of its total assets in companies in any one industry.
         Obligations of the U.S. government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this restriction.
o        The Fund cannot buy or sell real estate. However, the Fund can purchase debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, which invest in real estate or interests in real estate.
o        The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the
         Securities Act of 1933 when reselling any securities held in its own portfolio.
o        The Fund cannot invest in commodities or commodity contracts, other than the hedging instruments permitted by any of its other fundamental policies. It does not matter whether the hedging instrument is considered to be a commodity or commodity contract.
o        The Fund cannot invest in the securities issued by any company for the purpose of exercising management control of that company.
o        The Fund cannot invest in or hold securities of any issuer if officers and Trustees of the Fund or the Manager individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.
o        The Fund cannot mortgage or pledge any of its assets. However, this does not prohibit the Fund from pledging its assets for the collateral arrangements in connection with the use of hedging instruments.
o        The Fund cannot buy securities on margin. However, the Fund can make margin deposits in connection with its use of hedging instruments.
o        The Fund cannot invest in oil, gas or other mineral exploration or development programs.
o        The Fund cannot invest in securities of other open-end investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, or invest more than 5% of its net assets in closed-end investment companies, including small business investment companies. Such investments may not be made at commission rates in excess of normal brokerage commissions.
o     The Fund cannot issue  "senior  securities",  but this does not prohibit certain  investment  activities  for  which  assets  of the  Fund are designated as identified on the Fund's books,  or margin,  collateral
         or  escrow  arrangements  are  established,   to  cover  the  related
         obligations.  Examples of those activities  include  borrowing money,
         reverse  repurchase  agreements,   delayed-delivery  and  when-issued
         arrangements for portfolio securities transactions,  and contracts to buy or sell derivatives, hedging instruments, options or futures.
o        The Fund cannot invest more than 5% of its total assets in warrants or rights. That limit does not apply to warrants acquired as part of a unit or that are attached to other securities. No more than 2% of the
         Fund's total assets may be invested in warrants that are not listed on either the New York Stock Exchange or the American Stock Exchange.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in
Appendix A to this Statement of Additional Information. This is not a fundamental policy.

      As a non-fundamental restriction, the Fund cannot sell securities short except in "short sales "against-the-box." However, the Fund does not engage in this type of transaction at all because of changes in applicable tax laws.

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized in 1969 and is presently organized as a
Massachusetts business trust.

|X| Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has five classes of shares: Class A, Class B, Class C,
Class N and Class Y. All classes invest in the same investment portfolio. Only retirement plans may purchase Class N shares. Only certain institutional investors may elect to purchase Class Y shares. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have  separate  voting  rights on matters in which  interests of one class are different from interests of another class, and o votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

|X| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the
Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The
Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.
If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the
Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the
Investment Company Act.

|X| Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.
Massachusetts law permits a shareholder of a business trust (such as the Fund)
to be held personally liable as a "partner" under certain circumstances.
However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of
Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the
Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of
Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Board of Trustees has an Audit Committee, a Study Committee and a
Proxy Committee. The members of the Audit Committee are Kenneth Randall
(Chairman), Benjamin Lipstein and Edward Regan. The Audit Committee held 5 meetings during the Fund's fiscal year ended September 30, 2002. The Audit
Committee provides the Board with recommendations regarding the selection of the
Fund's independent auditor. The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditor concerning the Fund's internal accounting procedures, and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the Committee's charter.

      The members of the Study Committee are Benjamin Lipstein (Chairman),
Robert Galli and Elizabeth Moynihan. The Study Committee held 8 meetings during the Fund's fiscal year ended September 30, 2002. The Study Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the
Investment Advisory and Distribution Agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Committee's charter.

      The members of the Proxy Committee are Edward Regan (Chairman), Russell
Reynolds and Clayton Yeutter. The Proxy Committee held 1 meeting during the
Fund's fiscal year ended September 30, 2002. The Proxy Committee provides the
Board with recommendations for proxy voting and monitors proxy voting by the
Fund.

Trustees  and  Officers  of the  Fund.  Except  for  Mr.  Murphy,  each of the
Trustees is an independent  trustee of the Fund ("Independent  Trustee").  Mr.
Murphy is an "Interested  Trustee,"  because he is affiliated with the Manager by virtue of his  positions as an officer and director of the Manager,  and as a shareholder of its parent company.

      The Fund's Trustees and officers and their positions held with the Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below.
The information for the Trustees also includes the dollar range of shares of the
Fund as well as the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees. All of the Trustees are also trustees or directors of the following publicly offered Oppenheimer funds
(referred to as "Board I Funds"):

Oppenheimer California Municipal Fund   Oppenheimer International Growth Fund
                                        Oppenheimer  International  Small Company
Oppenheimer Capital Appreciation Fund   Fund
Oppenheimer Capital Preservation Fund   Oppenheimer Money Market Fund, Inc.
Oppenheimer Developing Markets Fund     Oppenheimer Multiple Strategies Fund
Oppenheimer Discovery Fund              Oppenheimer Multi-Sector Income Trust
Oppenheimer Emerging Growth Fund        Oppenheimer Multi-State Municipal Trust
Oppenheimer Emerging Technologies Fund  Oppenheimer Municipal Bond Fund
Oppenheimer Enterprise Fund             Oppenheimer New York Municipal Fund
Oppenheimer Europe Fund                 Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                 Oppenheimer Trinity Core Fund
Oppenheimer Global Growth & Income Fund Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer  Gold  &  Special  Minerals
Fund                                    Oppenheimer Trinity Value Fund
Oppenheimer Growth Fund                 Oppenheimer U.S. Government Trust

      In addition to being a trustee or director of the Board I Funds, Mr. Galli is also a director or trustee of 10 other portfolios in the OppenheimerFunds complex. Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charges on Class A shares is waived for that group because of the economies of sales efforts realized by the
Distributor.

      Messrs. Murphy, Masterson, Molleur, Vottiero, Wixted, Wilby and Zack, and
Mses. Bechtolt, Feld and Ives and respectively hold the same offices with one or more of the other Board I Funds as with the Fund. As of October 29, 2002, the
Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. In addition, each
Independent Trustee, and his or her family members, do not own securities of either the Manager or Distributor of the Board I Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

Affiliated Transactions and Material Business Relationships. Mr. Reynolds has
reported that he has a controlling interest in The Directorship Search Group,
Inc. ("The Directorship Search Group"), a director recruiting firm that provided consulting services to Massachusetts Mutual Life Insurance Company (which controls the Manager) for fees aggregating $110,000 from January 1, 2000 through
December 31, 2001, an amount representing less than 5% of the annual revenues of
The Directorship Search Group, Inc. Mr. Reynolds estimates that The Directorship
Search Group will bill Massachusetts Mutual Life Insurance Company $150,000 for
services to be provided during the calendar year 2002.

      The Independent Trustees have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between The Directorship
Search Group, Inc. and Massachusetts Mutual Life Insurance Company were not material business or professional relationships that would compromise Mr.
Reynolds' status as an Independent Trustee. Nonetheless, to assure certainty as to determinations of the Board and the Independent Trustees as to matters upon which the Investment Company Act or the rules thereunder require approval by a majority of Independent Trustees, Mr. Reynolds will not be counted for purposes of determining whether a quorum of Independent Trustees was present or whether a majority of Independent Trustees approved the matter.

      The address of each Trustee in the chart below is 6803 S. Tucson Way,
Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name;               Principal Occupation(s) During Past 5    Dollar      Aggregate
                                                                         Dollar
                                                                         Range of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                    Years;                                   Range of    any of the
Position(s) Held    Other Trusteeships/Directorships Held    Shares      Oppenheimer
with Fund;          by Trustee;                              BeneficiallyFunds
Length of Service;  Number of Portfolios in Fund Complex     Owned in    Overseen
Age                 Currently Overseen by Trustee            the Fund    by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                             As of December 31, 2001
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Leon Levy,          General  Partner (since 1982) of Odyssey     $0          $0
Chairman of the     Partners, L.P. (investment  partnership)
Board of Trustees   and  Chairman of the Board  (since 1981)
Trustee since 1969  of Avatar  Holdings,  Inc.  (real estate
Age: 77             development).  Oversees 31 portfolios in
                    the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Galli,    A   trustee   or   director   of   other $1 -           Over
Trustee since 1993  Oppenheimer    funds.    Formerly   Vice  $10,000     $100,000
Age: 69             Chairman  (October  1995-December  1997)
                    of the Manager.  Oversees 41  portfolios
                    in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip A.          The   Director   (since   1991)  of  the     $0         Over
Griffiths, Trustee  Institute     for    Advanced     Study,              $100,000
since 1999          Princeton,  N.J.,  director (since 2001)
Age: 64             of  GSI  Lumonics  and a  member  of the
                    National Academy of Sciences (since 1979); formerly (in
                    descending chronological order) a director of Bankers Trust
                    Corporation, Provost and Professor of Mathematics at Duke
                    University, a director of Research Triangle Institute,
                    Raleigh, N.C., and a Professor of Mathematics at Harvard
                    University. Oversees 31 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Benjamin Lipstein,  Professor  Emeritus of Marketing,  Stern $10,001 -      Over
Trustee since 1974  Graduate      School     of     Business  $50,000     $100,000
Age: 79             Administration,   New  York  University.
                    Oversees 31 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Joel W. Motley,     Director (January 2002-present),         $01            $01
Trustee since 2002  Columbia Equity Financial Corp.
Age: 50             (privately-held financial adviser);
                    Managing Director (January
                    2002-present), Carmona Motley, Inc.
                    (privately-held financial adviser);
                    Formerly he held the following
                    positions: Managing Director (January
                    1998-December 2001), Carmona Motley
                    Hoffman Inc. (privately-held financial
                    adviser); Managing Director (January
                    1992-December 1997), Carmona Motley &
                    Co. (privately-held financial adviser).
                    Oversees 31 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Elizabeth B.        Author and  architectural  historian;  a $10,001 -  $50,001-$100,000
Moynihan,           trustee of the Freer  Gallery of Art and  $50,000
Trustee since 1992  Arthur M. Sackler  Gallery  (Smithsonian
Age: 73             Institute),   Trustees  Council  of  the
                    National Building Museum; a member of the Trustees Council,
                    Preservation League of New York State. Oversees 31
                    portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kenneth A.          A director of Dominion  Resources,  Inc. Over           Over
Randall, Trustee    (electric  utility holding  company) and  $100,000    $100,000
since 1980          Prime   Retail,    Inc.   (real   estate
Age: 75             investment  trust);  formerly a director
                    of  Dominion  Energy,   Inc.   (electric
                    power   and   oil   &   gas   producer),
                    President  and Chief  Executive  Officer
                    of   The    Conference    Board,    Inc.
                    (international   economic  and  business
                    research)  and a director of  Lumbermens
                    Mutual   Casualty   Company,    American
                    Motorists    Insurance    Company    and
                    American  Manufacturers Mutual Insurance
                    Company.  Oversees 31  portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward V. Regan,    President,   Baruch  College,   CUNY;  a $1 -       $50,001-$100,000
Trustee since 1993  director   of   RBAsset   (real   estate  $10,000
Age: 72             manager);   a  director  of   OffitBank;
                    formerly Trustee, Financial Accounting Foundation (FASB and
                    GASB), Senior Fellow of Jerome Levy Economics Institute,
                    Bard College, Chairman of Municipal Assistance Corporation
                    for the City of New York, New York State Comptroller and
                    Trustee of New York State and Local Retirement Fund.
                    Oversees 31 investment companies in the OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Russell S.          Chairman    (since    1993)    of    The $10,001 -  $10,001-$50,000
Reynolds, Jr.,      Directorship    Search    Group,    Inc.  $50,000
Trustee since 1989  (corporate   governance  consulting  and
Age: 70             executive  recruiting);  a life  trustee
                    of International House (non-profit educational
                    organization), and a trustee (since 1996) of the Greenwich
                    Historical Society. Oversees 31 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Donald W. Spiro,    Chairman  Emeritus  (since January 1991) Over           Over
Vice Chairman of    of  the  Manager.  Formerly  a  director  $100,000    $100,000
the Board of        (January   1969-August   1999)   of  the
Trustees,           Manager.  Oversees 31  portfolios in the
Trustee since 1985  OppenheimerFunds complex.
Age: 76
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Clayton K.          Of  Counsel   (since   1993),   Hogan  &     $0     $50,001-$100,000
Yeutter, Trustee    Hartson    (a    law    firm).     Other
since 1991          directorships:  Caterpillar, Inc. (since
Age: 71             1993)  and   Weyerhaeuser   Co.   (since
                    1999). Oversees 31 portfolios in the OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------

1.  Mr. Motley was elected as Trustee to the Board I Funds effective
    October 10, 2002.

      The address of Mr. Murphy in the chart below is 498 Seventh Avenue,  New
York,  NY  10018.  Mr.  Murphy  serves  for  an  indefinite  term,  until  his resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name;               Principal  Occupation(s)  During  Past  5 Dollar     Aggregate
                                                                          Dollar
                                                                         Range of
                                                                          Shares
                    Years;                                    Range of   Beneficially
Position(s) Held    Other  Trusteeships/Directorships Held by Shares     Owned in
with Fund;          Trustee;                                  Beneficiallany of the
Length of Service;  Number  of  Portfolios  in  Fund  Complex Owned in   Oppenheimer
Age                 Currently Overseen by Trustee             the Fund   Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                            2001
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,     Chairman,  Chief  Executive  Officer  and $10,001 -     Over
President and       director  (since June 2001) and President $50,000     $100,000
Trustee,            (since  September  2000) of the  Manager;
Trustee since       President  and a  director  or trustee of
October 2001        other Oppenheimer funds;  President and a
Age: 53             director    (since    July    2001)    of
                    Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (a
                    holding company subsidiary of the Manager); a director
                    (since November 2001) of OppenheimerFunds Distributor, Inc.
                    (a subsidiary of the Manager); Chairman and a director
                    (since July 2001) of Shareholder Services, Inc. and of
                    Shareholder Financial Services, Inc. (transfer agent
                    subsidiaries of the Manager); President and a director
                    (since July 2001) of OppenheimerFunds Legacy Program (a
                    charitable trust program established by the Manager); a
                    director of the investment advisory subsidiaries of the
                    Manager: OFI Institutional Asset Management, Inc. and
                    Centennial Asset Management Corporation (since November
                    2001), HarbourView Asset Management Corporation and OFI
                    Private Investments, Inc. (since July 2001); President
                    (since November 1, 2001) and a director (since July 2001) of
                    Oppenheimer Real Asset Management, Inc.; a director (since
                    November 2001) of Trinity Investment Management Corp. and
                    Tremont Advisers, Inc. (Investment advisory affiliates of
                    the Manager); Executive Vice President (since February 1997)
                    of Massachusetts Mutual Life Insurance Company (the
                    Manager's parent company); a director (since June 1995) of
                    DLB Acquisition Corporation (a holding company that owns the shares of David L. Babson & Company, Inc.); formerly, Chief
                    Operating Officer (September 2000-June 2001) of the Manager;
                    President and trustee (November 1999-November 2001) of MML
                    Series Investment Fund and MassMutual Institutional Funds
                    (open-end investment companies); a director (September
                    1999-August 2000) of C.M. Life Insurance Company; President,
                    Chief Executive Officer and director (September 1999-August
                    2000) of MML Bay State Life Insurance Company; a director
                    (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia
                    Savings Bank (a wholly-owned subsidiary of Emerald Isle
                    Bancorp). Oversees 69 portfolios in the OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------

      The address of the  Officers  in the chart below is as follows:  Messrs.
Molleur,  Wilby and Zack and Ms.  Feld is 498  Seventh  Avenue,  New York,  NY
10018, Messrs.  Masterson,  Vottiero and Wixted and Mses. Bechtolt and Ives is
6803 S. Tucson Way,  Centennial,  CO  80112-3924.  Each Officer  serves for an annual term or until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name;                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund; Length of
Service;
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
William L. Wilby, Vice Senior Vice President of the Manager (since July 1994)
and President and of HarbourView Asset Management Corporation (since May
Portfolio Manager 1999); Senior Investment Officer, Director of International
(since October 28, Equities (since May 2000) of the Manager; an officer of 2
1991) portfolios in the OppenheimerFunds complex; formerly Vice Age: 58
President of the Manager (October 1991- July 1994) and of
                        HarbourView  Asset Management  Corporation  (June 1992 - May
                        1999).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer, Principal    the Manager;  Treasurer  (since  March 1999) of  HarbourView
Financial and           Asset Management  Corporation,  Shareholder Services,  Inc.,
Accounting Officer      Oppenheimer Real Asset Management  Corporation,  Shareholder
since 1999              Financial Services,  Inc., Oppenheimer Partnership Holdings,
Age: 43                 Inc.,  OFI Private  Investments,  Inc.  (since  March 2000),
                        OppenheimerFunds International Ltd. and Oppenheimer
                        Millennium Funds plc (since May 2000) and OFI
                        Institutional Asset Management, Inc. (since November
                        2000) (offshore fund management subsidiaries of the
                        Manager); Treasurer and Chief Financial Officer (since
                        May 2000) of Oppenheimer Trust Company (a trust company
                        subsidiary of the Manager); Assistant Treasurer (since
                        March 1999) of Oppenheimer Acquisition Corp. and
                        OppenheimerFunds Legacy Program (since April 2000);
                        formerly Principal and Chief Operating Officer (March
                        1995-March 1999), Bankers Trust Company-Mutual Fund
                        Services Division. An officer of 85 portfolios in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice  President/Fund  Accounting of the Manager (since March
Assistant Treasurer     2002;  formerly Vice  President/Corporate  Accounting of the
since 2002              Manager (July  1999-March  2002) prior to which he was Chief
Age: 39                 Financial  Officer at Sovlink  Corporation  (April 1996-June
                        1999). An officer of 85 portfolios in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Connie Bechtolt,        Assistant Vice President of the Manager  (since September
Assistant Treasurer     1998); formerly Manager/Fund Accounting (September
since 2002              1994-September 1998) of the Manager. An officer of 85
Age: 39                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Senior Vice President  (since May 1985) and General  Counsel
Secretary since 2001    (since February 2002) of the Manager;  General Counsel and a
Age: 54                 director   (since   November   2001)   of   OppenheimerFunds
                        Distributor,   Inc.;   Senior  Vice  President  and  General
                        Counsel  (since   November   2001)  of   HarbourView   Asset
                        Management  Corporation;   Vice  President  and  a  director
                        (since November 2000) of Oppenheimer  Partnership  Holdings,
                        Inc.; Senior Vice President,  General Counsel and a director
                        (since  November  2001)  of  Shareholder   Services,   Inc.,
                        Shareholder   Financial   Services,    Inc.,   OFI   Private
                        Investments,   Inc.,   Oppenheimer  Trust  Company  and  OFI
                        Institutional   Asset  Management,   Inc.;  General  Counsel
                        (since  November  2001)  of  Centennial   Asset   Management
                        Corporation;   a   director   (since   November   2001)   of
                        Oppenheimer   Real   Asset   Management,   Inc.;   Assistant
                        Secretary   and  a  director   (since   November   2001)  of
                        OppenheimerFunds  International  Ltd.; Vice President (since
                        November   2001)   of   OppenheimerFunds   Legacy   Program;
                        Secretary  (since November 2001) of Oppenheimer  Acquisition
                        Corp.;    formerly   Acting   General   Counsel    (November
                        2001-February  2002)  and  Associate  General  Counsel  (May
                        1981-October  2001) of the Manager;  Assistant  Secretary of
                        Shareholder   Services,   Inc.  (May  1985-November   2001),
                        Shareholder     Financial    Services,     Inc.    (November
                        1989-November  2001);  OppenheimerFunds  International  Ltd.
                        and Oppenheimer  Millennium Funds plc (October 1997-November
                        2001).  An officer of 85 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip T. Masterson, Vice President and Assistant Counsel of the Manager (since
Assistant Secretary July 1998); formerly, an associate with Davis, Graham, &
since 2002 Stubbs LLP (January 1997-June 1998). An officer of 85 Age: 38 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Denis R. Molleur,       Vice  President  and Senior  Counsel of the  Manager  (since
Assistant Secretary     July 1999);  formerly a Vice President and Associate Counsel
since 2001              of the Manager (September  1995-July 1999). An officer of 82
Age: 45                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Katherine P. Feld,      Vice  President and Senior  Counsel (since July 1999) of the
Assistant Secretary     Manager;    Vice    President    (since    June   1990)   of
since 2001              OppenheimerFunds    Distributor,    Inc.;   Director,   Vice
Age: 44                 President  and  Assistant  Secretary  (since  June  1999) of
                        Centennial Asset Management Corporation; Vice President
                        (since 1997) of Oppenheimer Real Asset Management, Inc.;
                        formerly Vice President and Associate Counsel of the
                        Manager (June 1990-July 1999). An officer of 85
                        portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President and Assistant  Counsel  (since June 1998) of
Assistant Secretary     the    Manager;    Vice    President    (since    1999)   of
since 2001              OppenheimerFunds  Distributor,   Inc.;  Vice  President  and
Age: 36                 Assistant  Secretary  (since 1999) of Shareholder  Services,
                        Inc.;   Assistant   Secretary   (since   December  2001)  of
                        OppenheimerFunds  Legacy Program and  Shareholder  Financial
                        Services,   Inc.;  formerly  Assistant  Vice  President  and
                        Assistant  Counsel of the Manager (August  1997-June  1998);
                        Assistant Counsel of the Manager (August  1994-August 1997).
                        An officer of 85 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X| Remuneration of Trustees. The officers of the Fund and one of the
Trustees of the Fund (Mr. Murphy) who are affiliated with the Manager receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended September 30, 2002. The compensation from all of the Board I Funds
(including the Fund) represents compensation received as a director, trustee or member of a committee of the Board during the calendar year 2001.

-------------------------------------------------------------------------------------
Trustee Name and          For Fiscal Year Ended    For Calendar Year Ended 12/31/01
Other Fund
Position(s)
(as applicable)                  9/30/02
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                         Aggregate    Retirement      Estimated    Total
                                                                    Compensation
                                                       Annual      From All
                                                     Retirement    Oppenheimer Funds
                                                    Benefits Paid  For Which
                                       Benefits     at Retirement  Individual
                                      Accrued as   from all Board  Serves As
                       Compensation  Part of Fund      I Funds     Trustee/Director
                        from Fund1     Expenses     (33 Funds) 2      (33 Funds)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Leon Levy                 $50,544         $0          $133,352         $173,700
Chairman
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Galli           $30,774       $33,725       $55,6782         $202,8863
Study Committee Member
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip Griffiths        $15,9724       $8,038         $10,256          $54,889
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Benjamin Lipstein         $43,691       $10,826       $115,270         $150,152
Study Committee
Chairman, Audit
Committee Member
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Joel W. Motley6             $0            $0             $0               $0
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Elizabeth B. Moynihan     $30,774       $40,977        $57,086         $105,760
Study Committee Member
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kenneth A. Randall        $28,229       $8,598         $74,471          $97,012
Audit Committee
Chairman
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward V. Regan           $27,923       $21,593        $46,313          $95,960
Proxy Committee
Chairman, Audit
Committee Member
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Russell S. Reynolds,      $20,890       $23,917        $48,991          $71,792
Jr.
Proxy Committee Member
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Donald Spiro              $18,646       $9,889         $9,396           $64,080
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Clayton K. Yeutter       $20,8905       $22,333        $36,372          $71,792
Proxy Committee
Member
-------------------------------------------------------------------------------------

1. Aggregate compensation from the Fund includes fees and deferred compensation, if any. 2. Estimated annual retirement benefits paid at retirement is based on a straight life payment plan election. The amount for Mr. Galli includes
   $24,989 for serving as a trustee or director of 10 Oppenheimer funds that are not Board I Funds.
3. Includes $97,126 for Mr. Galli for serving as trustee or director of 10
Oppenheimer funds that are not Board I Funds. 4. Aggregate total compensation from the Fund includes $15,972 deferred
   under Deferred Compensation Plan described below.
5. Aggregate compensation from the Fund includes $5,222 deferred under Deferred
Compensation Plan described below. 6. Elected to the Board on October 10, 2002 and therefore did not receive any compensation during the periods shown.

      |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the Board I Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore, the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

      |X| Deferred Compensation Plan for Trustees. The Board of Trustees has
adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the
Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and
Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

       |X| Major Shareholders. As of October 29, 2002, the only persons who owned of record or was known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares, and their holdings of that class as of that date, were the following:

Charles Schwab & Co. Inc., 101 Montgomery  St., San Francisco,  CA 94104-4122,
which  owned  6,979,927.08  Class A shares  (5.41% of the Class A shares  then outstanding),  and 397,567.34 Class Y shares (8.36% of the Class Y shares then outstanding), for the benefit of its customers.

Nationwide  Ins. Co., P.O. Box 182029,  Columbus,  OH 43218-2029,  which owned
8,572,876.18  Class A shares  (6.64% of the Class A shares then  outstanding), for the benefit of one of its 401(k) qualified plans.

Merrill  Lynch  Pierce  Fenner & Smith,  Inc.,  4800  Deer  Lake Dr. E, Fl. 3,
Jacksonville,  FL 32246-6484,  which owned 1,471,352.96 Class C shares (10.78%
of the Class C shares then outstanding), for the benefit of its customers.

Smith Barney, 333 West 34th Street, New York, NY 10001-2483, which owned
918,175.92 Class C shares (6.72% of the Class C shares then outstanding), for the benefit of its customers.

IBT & Co, 200 Clarendon St., Fl. 16, Boston, MA 02116-5021, which owned
260,345.32Class Y shares (5.47% of the Class Y shares then outstanding), as custodian for the Manager's employee 401(k) Plan.

The Manager.  The Manager is wholly-owned by Oppenheimer  Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      |X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls.
Compliance with the Code of Ethics is carefully monitored and enforced by the
Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the
Fund's registration statement on the SEC's EDGAR database at the SEC's Internet web site at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

       |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio manager of the Fund is employed by the Manager and is the person who is principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Equity Portfolio Team provide the portfolio manager with counsel and support in managing the Fund's portfolio.

    The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

    The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to Independent Trustees, legal and audit expenses, custodian bank and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. These rates were amended as of January 1, 2001, to add a management fee breakpoint at
$10 billion of average annual net assets. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years were:

--------------------------------------------------------------------------------

Fiscal Year ended 9/30:       Management Fees Paid to OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           2000                                 $51,913,093
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           2001                                 $54,902,495
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           2002                                 $51,944,297
--------------------------------------------------------------------------------

    The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement.

    The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the
Fund, the Manager may withdraw the right of the Fund to use the name
"Oppenheimer" as part of its name.

         |X| Annual Approval of Investment Advisory Agreement. Each year, the
Board of Trustees, including a majority of the Independent Trustees, is required to approve the renewal of the investment advisory agreement. The Investment
Company Act requires that the Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement. The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees the
Fund pays. These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement. Among other factors, the Board considered:
o     The nature,  cost, and quality of the services  provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The  investment  performance of the Fund in comparison to regular market indices;
o Economies of scale that may be available to the Fund from the Manager; o Fees paid by other mutual funds for similar services; o The value and quality of any other benefits or services received by the
      Fund from its relationship with the Manager, and
o     The direct and indirect benefits the Manager received from its relationship with the Fund. These included services provided by the
      Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities Exchange
      Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund. The
Board also considered that maintaining the financial viability of the Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times. The Board also considered the investment performance of other mutual funds advised by the
Manager. The Board is aware that there are alternatives to the use of the
Manager.

      These matters were also considered by the Independent Trustees, meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations. The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

    In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together. The Board judged the terms and conditions of the investment advisory agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions.
The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment
Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of
Trustees.

      Under the investment advisory agreement, the Manager may select brokers
(other than affiliates) that provide brokerage and/or research services for the
Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment advisor.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

      Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Manager determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter.
Purchases from dealers include a spread between the bid and asked prices. The
Fund seeks to obtain prompt execution of these orders at the most favorable net price.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the
Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.
The Board of Trustees permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

---------------------------------------------------------------------------------

  Fiscal Year Ended 9/30:      Total Brokerage Commissions Paid by the Fund1
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
           2000                                 $14,859,199
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
           2001                                 $10,974,573
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
           2002                                 $9,479,3532
---------------------------------------------------------------------------------

1. Amounts do not include spreads or concessions on principal transactions on a net trade basis.
2. In the fiscal year ended 9/30/02, the amount of transactions directed to brokers for research services was $743,386,453 and the amount of the commissions paid to broker-dealers for those services was $1,782,857.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the
Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's different classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

      The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares during the Fund's three most recent fiscal years, and the contingent deferred sales charges retained by the Distributor on the redemption of shares for the most recent fiscal year are shown in the tables below.

---------------------------------------------------------------------------------------
          Aggregate  Class A      Concessions  Concessions   Concessions  Concessions
Fiscal    Front-End  Front-End    on Class A   on Class B    on Class C   on Class N
Year      Sales      Sales        Shares       Shares        Shares       Shares
Ended     Charges    Charges      Advanced by  Advanced by   Advanced by  Advanced by
9/30:     on Class   Retained by  Distributor1 Distributor1  Distributor1 Distributor1
          A Shares   Distributor
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
  2000    $9,573,010  $2,549,796   $1,857,914   $15,736,329   $1,844,836      N/A
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
  2001    $9,627,021  $2,347,659   $1,878,590   $15,428,115   $2,361,704    $62,9832
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
  2002    $7,810,251  $1,949,291   $1,391,769   $10,805,138   $2,115,956    $540,167
---------------------------------------------------------------------------------------
1. The Distributor advances commission payments to dealers for certain sales of
   Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.
2. The inception date of Class N shares was March 1, 2001.

---------------------------------------------------------------------------------
Fiscal      Year Class A         Class B         Class C         Class N
Ended 9/30:      Contingent      Contingent      Contingent      Contingent
                 Deferred Sales  Deferred Sales  Deferred Sales  Deferred Sales
                 Charges         Charges         Charges         Charges
                 Retained     by Retained by     Retained by     Retained by
                 Distributor     Distributor     Distributor     Distributor
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
      2002          $106,424       $2,976,794       $136,833         $66,005
---------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N
shares under Rule 12b-1 of the Investment Company Act. Under those plans the
Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

      Under the plans, the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a
"majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each Class, voting separately by class.

      While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the
Independent Trustees.

      Under the plan for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the
Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

      |X| Class A Service Plan Fees. Under the Class A service plan, the
Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients")
for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed
0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      For the fiscal year ended September 30, 2002, payments under the Class A
Plan totaled $13,002,543, all of which was paid by the Distributor to recipients. That included $628,648 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to
Class A shares in any fiscal year cannot be recovered in subsequent years. The
Distributor may not use payments received under the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

      |X| Class B, Class C and Class N Service and Distribution Plans. Under
each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the
Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      The Class B, Class C and the Class N Plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance.
However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      The Distributor retains the asset-based sales charge on Class B and Class
N shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing commission to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C and/or Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commissions and service fee in advance at the time of purchase.

____________
2.  In accordance with Rule 12b-1 of the Investment Company Act, the term
    "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

      The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the
Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the
Distributor in recognition that the Distributor:
o     pays sales commissions to authorized  brokers and dealers at the time of sale and pays service fees as described above,
o     may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support  distribution of Class B, Class C and Class
      N shares,
o     bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky"
      registration fees and certain other distribution expenses, may not be able to adequately compensate dealers that sell Class B, Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge
      12b-1 fees,
o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      When Class B, Class C or Class N shares are sold without the designation of a broker-dealer, the Distributor is automatically designated as the broker-dealer of record. In those cases, the Distributor retains the service fee and asset-based sales charge paid on Class B, Class C and Class N shares.

      The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or the Class N plan is terminated by the Fund, the
Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor to compensate it for its expenses incurred for distributing shares before the plan was terminated.

 ---------------------------------------------------------------------------------
    Distribution Fees Paid to the Distributor in the Fiscal Year Ended 9.30.02
 ---------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------
 Class:         Total Payments      Amount        Distributor's    Distributor's
                                                    Aggregate      Unreimbursed
                                                  Unreimbursed     Expenses as %
                                  Retained by    Expenses Under    of Net Assets
                  Under Plan      Distributor         Plan           of Class
 ---------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------
 Class B Plan     $14,571,656     $11,670,626      $25,717,275         2.30%
 ---------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------
 Class C Plan     $5,210,426      $1,925,951       $7,740,824          1.67%
 ---------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------
 Class N Plan      $168,064        $165,199         $838,825           1.64%
 ---------------------------------------------------------------------------------

      All payments under the Class B, Class C and the Class N plans are subject to the limitations imposed by the Conduct Rules of the National Association of
Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:
o     Total returns measure the performance of a hypothetical account in the
      Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o     An investment in the Fund is not insured by the FDIC or any other government agency.
o     The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
o     The principal value of the Fund's shares and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Total Return Information. There are different types of "total returns"
to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The
Fund uses standardized calculations for its total returns as prescribed by the
SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the one-year period. For Class N shares, the 1%
contingent deferred sales charge is deducted for returns for the one year and life-of-class periods, as applicable. Class N total returns may also be calculated for the periods prior to 3.1.01 (the inception date for Class N shares), based on the Fund's Class A returns, adjusted to reflect the higher
Class N 12b-1 fees. There is no sales charge for Class Y shares.

                                      1/n
                                (ERV   )  - 1 = Average Annual Total Return
                                (----  )
                                (  P   )

         |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

|_| Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD        - 1=  Average Annual Total Return (After Taxes on
1/n         Distributions)
  P

|_| Average Annual Total Return (After Taxes on Distributions and Redemptions).
The "average annual total return (after taxes on distributions and redemptions)"
of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes
(calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below)
held for a number of years ("n" in the formula) to achieve an ending value
("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1=  Average Annual Total Return (After Taxes on
1/n         Distributions and Redemption)
  P

         |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                                ERV - P
                                -------  = Total Return
                                   P

      During a portion of the periods for which total returns are shown for
Class A shares, the Fund's maximum initial sales charge rate was higher. As a result, performance of an actual investment during those periods would be less than the results shown.

         |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value"
(without deducting sales charges) for Class A, Class B, Class C or Class N shares. There is no sales charge on Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

-------------------------------------------------------------------------------------

               The Fund's Total Returns for the Periods Ended 9/30/02
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
          Cumulative Total                 Average Annual Total Returns
Class of  Returns (10 years
 Shares   or Life of Class)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                   1-Year             5-Year            10-Year
                                                (or life-of-class)        (or
                                                                    life-of-class)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
          After     Without   After   Without   After     Without  After    Without
          Sales     Sales     Sales   Sales     Sales     Sales    Sales    Sales
           Charge    Charge   Charge   Charge    Charge    Charge   Charge   Charge

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class      158.49%   174.25%  -17.03%  -11.96%    2.36%    3.58%    9.96%    10.62%
A(1)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class      130.11%   130.11%  -16.99%  -12.62%    2.53%    2.78%    9.57%    9.57%
B(2)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class      69.79%    69.79%   -13.51%  -12.63%    2.78%    2.78%    7.86%    7.86%
C(3)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class      -29.92%   -29.92%  -13.01%  -12.13%   -20.15%  -20.15%    N/A      N/A
N(4)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class      20.77%    20.77%   -11.79%  -11.79%    5.00%    5.00%     N/A      N/A
Y(5)
-------------------------------------------------------------------------------------

1. Inception of Class A: 12/22/69 2. Inception of Class B: 8/17/93 3. Inception
of Class C: 10/2/95 4. Inception of Class N: 3/1/01 5. Inception of Class Y:
11/17/98

 -----------------------------------------------------------------------------------
        Average Annual Total Returns for Class A Shares (After Sales Charge)
                          For the Periods Ended 9/30/02
 -----------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------
                                1-Year            5-Years            10-Years
 -----------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------
 After       Taxes      on      -17.03%            -0.07%              7.62%
 Distributions
 -----------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------
 After       Taxes      on
 Distributions   and  Sale      -10.37%            1.66%               7.75%
 of Fund Shares
 -----------------------------------------------------------------------------------

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of
Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods on categories based on investment styles.
The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group"
indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |X| Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar retes mutual funds in their specialized market sector. The Fund is rated among the world stock funds category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM) based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next
22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

      The Fund may also compare its total return rating to that of other funds in its Morningstar category, in addition to its star ratings. Those total return ratings are percentages from one percent to one hundred percent and are not risk adjusted. For example, if a fund is in the 94th percentile, that means that 94%
of the funds in the same category performed better than it did.

      |X| Performance Rankings and Comparisons by Other Entities and
Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's,
or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the
Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the
Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time, the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example, o information about the performance of certain securities or commodities
      markets or segments of those markets,
o     information  about  the  performance  of  the  economics  of  particular countries or regions,
o     the   earnings  of   companies   included  in  segments  of   particular
      industries, sectors, securities markets, countries or regions,
o     the  availability  of  different  types of  securities  or  offerings of securities,
o     information  relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons   of  various  market  sectors  or  indices  to  demonstrate performance, risk or other characteristics of the Fund.

------------------------------------------------------------------------------
A B O U T   Y O U R   A C C O U N T
------------------------------------------------------------------------------

How to Buy Shares

      Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix B contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset
Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange.
The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the
Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the
ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix B to this
Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o     Class A and Class B shares you purchase for your individual accounts
      (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o     Current purchases of Class A and Class B shares of the Fund and other
      Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o     Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

      |X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer Bond Fund                     Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer New York Municipal Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund           Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Champion Income Fund          Inc.
                                          Oppenheimer  Quest  Global  Value  Fund,
Oppenheimer Convertible Securities Fund   Inc.
Oppenheimer Developing Markets Fund       Oppenheimer Quest Opportunity Value Fund
Oppenheimer Disciplined Allocation Fund   Oppenheimer Quest Value Fund, Inc.
Oppenheimer Discovery Fund                Oppenheimer Real Asset Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Emerging Growth Fund          Municipals
Oppenheimer Emerging Technologies Fund    Oppenheimer Senior Floating Rate Fund
Oppenheimer Enterprise Fund               Oppenheimer Small Cap Value Fund
Oppenheimer Europe Fund                   Oppenheimer Strategic Income Fund
Oppenheimer Global Fund                   Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Growth & Income Fund   Oppenheimer Trinity Core Fund
                                          Oppenheimer  Trinity  Large  Cap  Growth
Oppenheimer Gold & Special Minerals Fund  Fund
Oppenheimer Growth Fund Oppenheimer Trinity Value Fund Oppenheimer High Yield
Fund Oppenheimer U.S. Government Trust Oppenheimer International Bond Fund
Oppenheimer Value Fund Oppenheimer International Growth Fund Limited-Term New
York Municipal Fund Oppenheimer International Small Company Fund Rochester Fund
Municipals Oppenheimer Limited-Term Government Fund OSM1- Gartmore Millennium
Growth Fund II Oppenheimer Limited Term Municipal Fund OSM1 - Jennison Growth
Fund Oppenheimer Main Street Growth & Income OSM1 - Mercury Advisors S&P 500
Index Fund Fund
                                          OSM1 -  Mercury  Advisors  Focus  Growth
Oppenheimer Main Street Opportunity Fund  Fund
Oppenheimer Main Street Small Cap Fund OSM1 - QM Active Balanced Fund
Oppenheimer MidCap Fund OSM1 - Salomon Brothers All Cap Fund Oppenheimer
Multiple Strategies Fund And the following money market funds:

Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
Centennial Government Trust               Oppenheimer Cash Reserves
Centennial Money Market Trust             Oppenheimer Money Market Fund, Inc.
1 - "OSM" stands for Oppenheimer Select Managers

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or
Class A and Class B shares of the Fund and other Oppenheimer funds during a
13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both
Class A and Class B shares will determine the reduced sales charge rate for the
Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter. Letters of Intent do not consider
Class C or Class N shares you purchase or may have purchased.

      A Letter of Intent is an investor's statement in writing to the
Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the
"Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of
Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of
Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow. Also, the investor agrees to be bound by the terms of the
Prospectus, this Statement of Additional Information and the application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the
Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k)
plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |X| Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer
Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the 13-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
      (a) Class A shares sold with a front-end sales charge or subject to a
Class A contingent deferred sales charge,
      (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
      (c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a
Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November
1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset
Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other
Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or your can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions to implement them.
The Fund reserves the right to amend, suspend or discontinue offering Asset
Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix B to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch
Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million. OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid)
causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the
Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B,
Class C or Class N shares and the dividends payable on Class B, Class C or Class
N shares will be reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B,
Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class
N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase
Class A shares of the Fund.

      |X| Class A Shares Subject to a Contingent Deferred Sales Charge. For
purchases of Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the
Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

      |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class
B shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X| Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following: o to all rollover
IRAs (including SEP IRAs and SIMPLE IRAs), o to all rollover contributions made to Individual 401(k) plans,
         Profit-Sharing Plans and Money Purchase Pension Plans,
o     to all direct  rollovers  from  OppenheimerFunds-sponsored  Pinnacle and
         Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o        to Group Retirement Plans (as defined in Appendix B to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o        to Retirement Plans qualified under Sections 401(a) or 401(k) of the
         Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o        to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,
o        to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more
         Oppenheimer funds.
o        to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

      The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:
o        purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender
         401(k) plan to any IRA invested in the Oppenheimer funds),
o        purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an
         OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and
o        on purchases of Class N shares by an OppenheimerFunds-sponsored
         Pinnacle or Ascender 401(k) plan made with the redemption proceeds of
         Class A shares of one or more Oppenheimer funds.

      No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

      |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, fees to unaffiliated
Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

Account  Fees.  As stated in the  Prospectus,  a $12 annual fee is assessed on any  account  valued at less than $500.  This fee will not be  assessed on the following accounts:
o     Accounts that have balances below $500 due to the automatic conversion of shares from Class B to Class A shares;
o     Accounts with an active Asset Builder Plan, payroll deduction plan or a military allotment plan;
o     OppenheimerFunds-sponsored  group  retirement  accounts  that are making continuing purchases;
o     Certain accounts held by broker-dealers  through the National Securities
      Clearing Corporation; and
o     Accounts that fall below the $500 threshold due solely to market fluctuations within the 12-month period preceding the date the fee is deducted.

      The fee is automatically deducted from qualifying accounts annually on or about the second to last business day of September. This annual fee is waived for any shareholders who elect to access their account documents through electronic document delivery rather than in paper copy and who elect to utilize the Internet or PhoneLink as their primary source for their general servicing needs. To sign up to access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com or call 1.888.470.0862 for instructions.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of
The New York Stock Exchange ("the Exchange") on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this Statement of Additional Information mean "Eastern time." The Exchange's most recent annual announcement (which is subject to change) states that it will close on New
Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may
also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of the Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the Exchange, will not be reflected in the
Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the
Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the
Board at its next ensuing meeting.

      |X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

         |_| Equity securities traded on a U.S. securities exchange or on Nasdaq are valued as follows: (1) if last sale information is regularly reported, they are valued at the
         last reported sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, on that day, or
(2)      if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

         |_| Equity securities traded on a foreign securities exchange generally are valued in one of the following ways: 1. at the last sale price available to the pricing service approved by the
         Board of Trustees, or
2.       at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
3.       at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

         |_| Long-term debt securities having a remaining maturity in excess of
60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

         |_| The following securities are valued at the mean between the "bid"
and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
      1. debt instruments that have a maturity of more than 397 days when issued,
      2. debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
      3. non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

         |_| The following securities are valued at cost, adjusted for
amortization of premiums and accretion of discounts: 1. money market debt securities held by a non-money market fund that had a
         maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
2.       debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

         |_| Securities (including restricted securities) not having
readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid"
and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the
Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity.
Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, as determined by a pricing service approved by the Board of Trustees or by the
Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing
"bid" and "asked" prices on the principal exchange or on Nasdaq, on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted
("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

      The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption.
In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of: o Class A shares purchased subject to an initial sales charge or Class A
         shares on which a contingent deferred sales charge was paid, or o Class
B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C and Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the
Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any
90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge.
It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the
Prospectus under "How to Buy Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from
OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to
"Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:

(1)      state the reason for the distribution;
(2)      state the owner's awareness of tax penalties if the distribution is premature; and
(3)      conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed plan sponsors) in
OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the
Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS
Form W-4P (available from the Transfer Agent) must be submitted to the Transfer
Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld.
The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally
5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.
Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal
Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent.
Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The
Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C
and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in Appendix B to this Statement of
Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing
Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer
Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.
Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange
Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the
Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the
Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer
Agent. The Fund may also give directions to the Transfer Agent to terminate a
Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated.
Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the
Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o  All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.           Centennial New York Tax Exempt
                                              Trust
      Centennial California Tax Exempt Trust  Centennial Tax Exempt Trust
      Centennial Government Trust             Oppenheimer Money Market Fund, Inc.
      Centennial Money Market Trust

      The following funds do not offer Class N shares:
      Oppenheimer California Municipal Fund   Oppenheimer Pennsylvania Municipal
                                              Fund
      Oppenheimer Limited Term Municipal Fund Oppenheimer Rochester National
                                              Municipals
      Oppenheimer Municipal Bond Fund         Oppenheimer Senior Floating Rate
                                              Fund
      Oppenheimer New Jersey Municipal Fund   Limited Term New York Municipal
                                              Fund
      Oppenheimer New York Municipal Fund     Rochester Fund Municipals

      The following funds do not offer Class Y shares:
      Oppenheimer California Municipal Fund   Oppenheimer Limited Term Municipal
                                              Fund
      Oppenheimer Capital Income Fund         Oppenheimer New Jersey Municipal
                                              Fund
      Oppenheimer Cash Reserves               Oppenheimer New York Municipal Fund
      Oppenheimer Champion Income Fund        Oppenheimer Pennsylvania Municipal
                                              Fund
      Oppenheimer Convertible Securities Fund Oppenheimer Rochester National
                                              Municipals
      Oppenheimer Disciplined Allocation Fund Oppenheimer Senior Floating Rate
                                              Fund
      Oppenheimer Gold & Special Minerals     Oppenheimer Small Cap Value Fund
      Fund
      Oppenheimer International Small         Limited Term New York Municipal
      Company Fund                            Fund

o  Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o  Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other
   Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o  Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except
   Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves
   acquired by exchange of Class M shares.
o  Class X shares of Limited Term New York Municipal Fund may be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to
   Class X shares.
o  Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or
   Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation
   Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.
o  Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of
   Oppenheimer Cash Reserves.
o  Shares of Oppenheimer Select Managers Mercury Advisors S&P Index Fund and
   Oppenheimer Select Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.
o  Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o  Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the
   Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.
o  Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:
o     When Class A shares of any Oppenheimer fund (other than Rochester National
      Municipals and Rochester Fund Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged
      Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.
o     When Class A shares of Rochester National Municipals and Rochester Fund
      Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.
o     If any Class A shares of  another  Oppenheimer  fund that are  exchanged for Class A shares of Oppenheimer  Senior Floating Rate Fund are subject
      to  the  Class  A  contingent   deferred   sales  charge  of  the  other
      Oppenheimer  fund at the time of exchange,  the holding  period for that
      Class A contingent  deferred sales charge will carry over to the Class A shares  of  Oppenheimer  Senior  Floating  Rate  Fund  acquired  in  the exchange.  The Class A shares of Oppenheimer  Senior  Floating Rate Fund acquired  in  that  exchange  will  be  subject  to the  Class  A  Early
      Withdrawal  Charge of Oppenheimer  Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money
      Market Fund, Inc. acquired by exchange of Class A shares of any
      Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.
o     With respect to Class B shares, the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.
o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.
o     With respect to Class N shares,  a 1% contingent  deferred  sales charge will be imposed if the  retirement  plan (not  including IRAs and 403(b)
      plans)  is  terminated  or Class N shares of all  Oppenheimer  funds are terminated  as an  investment  option of the plan and Class N shares are redeemed  within 18 months  after the plan's  first  purchase of Class N shares  of  any  Oppenheimer  fund  or  with  respect  to an  individual retirement  plan or 403(b) plan,  Class N shares are redeemed  within 18
      months  of  the  plan's  first   purchase  of  Class  N  shares  of  any
      Oppenheimer fund.

      When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      ? Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      ? Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      ? Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal
Plan, will be switched to the new fund account unless you tell the Transfer
Agent not to do so. However, special redemption and exchange features such as
Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases.
The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the
Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares.
That is because of the effect of the asset-based sales charge on Class B, Class
C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The
federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional
Information is based on tax law in effect on the date of the Prospectus and this
Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

      |_| Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income
(that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them.
This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the
Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

      The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.
Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than
5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

      |X| Excise Tax on Regulated Investment Companies. Under the Internal
Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      |X| Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

      Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the
Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in
January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The
United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

      Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 30% (29% for payments after December 31, 2003) of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient"
(such as a corporation). All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

      |X| Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the
Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares.
Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

      |X| Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary income dividends paid by the Fund.
All income and any tax withheld by the Fund is remitted by the Fund to the U.S.
Treasury and is identified in reports mailed to shareholders in March of each year.

      If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status.

      If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 30% (29% for payments after December 31, 2003) on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. All income and any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal
Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves)
may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds
Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a
division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. JP Morgan Chase Bank is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of
$100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. KPMG LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services.
They also act as auditors for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 The Board of Trustees and Shareholders of
 Oppenheimer Global Fund:
 We have audited the accompanying statement of assets and liabilities of
 Oppenheimer Global Fund, including the statement of investments, as of
 September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Oppenheimer Global Fund as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

 KPMG LLP

 Denver, Colorado
 October 21, 2002

STATEMENT OF INVESTMENTS  September 30, 2002

                                          Market Value
                               Shares       See Note 1
---------------------------------------------------------
 Common Stocks--97.0%
---------------------------------------------------------
 Consumer Discretionary--19.3%
---------------------------------------------------------
 Auto Components--0.5%
 Valeo SA                   1,037,356   $   29,762,106
---------------------------------------------------------
 Automobiles--2.8%
 Porsche AG,
 Preferred                    298,820      121,082,760
---------------------------------------------------------
 Volkswagen AG              1,546,385       55,813,235
                                        -----------------
                                           176,895,995

---------------------------------------------------------
 Hotels, Restaurants & Leisure--1.3%
 International Game
 Technology(1)                636,800       44,028,352
---------------------------------------------------------
 Six Continents plc         4,451,998       41,517,188
                                        -----------------
                                            85,545,540

---------------------------------------------------------
 Household Durables--3.5%
 Koninklijke (Royal) Philips
 Electronics NV             1,317,200       19,136,295
---------------------------------------------------------
 Nintendo Co. Ltd.            614,687       71,597,352
---------------------------------------------------------
 Sharp Corp.                6,916,000       66,410,416
---------------------------------------------------------
 Sony Corp.                 1,199,000       50,327,665
---------------------------------------------------------
 Thomson
 Multimedia SA(1)           1,190,071       18,747,786
                                        -----------------
                                           226,219,514

---------------------------------------------------------
 Media--8.3%
 Grupo Televisa SA,
 Sponsored GDR(1)           1,687,590       43,016,669
---------------------------------------------------------
 JC Decaux SA(1)            2,030,482       22,916,804
---------------------------------------------------------
 Pearson plc                6,487,290       51,978,744
---------------------------------------------------------
 Reed Elsevier plc         17,430,233      149,799,939
---------------------------------------------------------
 Singapore Press
 Holdings Ltd.              7,282,785       77,855,688
---------------------------------------------------------
 Sirius Satellite
 Radio, Inc.(1)             3,502,500        3,502,500
---------------------------------------------------------
 Television
 Broadcasts Ltd.           19,376,486       59,623,014
---------------------------------------------------------
 Wolters Kluwer NV          3,565,375       64,482,980
---------------------------------------------------------
 XM Satellite Radio
 Holdings, Inc.(1,2)        4,606,300       17,964,570
---------------------------------------------------------
 Zee Telefilms Ltd.(1)                      36,316,627
                                        -----------------
                                           527,457,535

                                          Market Value
                               Shares       See Note 1
---------------------------------------------------------
 Specialty Retail--2.9%
 Best Buy Co., Inc.(1)        922,627   $   20,583,809
---------------------------------------------------------
 Circuit City Stores, Inc./
 Circuit City Group         4,646,115       70,388,642
---------------------------------------------------------
 Gap, Inc. (The)            2,813,100       30,522,135
---------------------------------------------------------
 New Dixons
 Group plc                 12,716,824       34,497,374
---------------------------------------------------------
 RadioShack Corp.           1,319,000       26,459,140
                                        -----------------
                                           182,451,100

---------------------------------------------------------
 Consumer Staples--12.5%
---------------------------------------------------------
 Beverages--2.8%
 Companhia de Bebidas
 das Americas, ADR          2,294,900       24,601,328
---------------------------------------------------------
 Diageo plc                 5,921,430       73,472,003
---------------------------------------------------------
 Fomento Economico
 Mexicano SA
 de CV, UBD                11,742,100       39,716,180
---------------------------------------------------------
 Grupo Modelo SA
 de CV, Series C           15,788,200       39,511,014
                                        -----------------
                                           177,300,525

---------------------------------------------------------
 Food & Drug Retailing--1.0%
 Boots Co. plc              4,141,868       34,423,856
---------------------------------------------------------
 Delhaize Group               845,500       13,720,678
---------------------------------------------------------
 Seven-Eleven Japan
 Co. Ltd.                     492,000       16,650,567
                                        -----------------
                                            64,795,101

---------------------------------------------------------
 Food Products--1.8%
 Cadbury
 Schweppes plc             13,676,101       91,404,906
---------------------------------------------------------
 Koninklijke
 Numico NV                  2,277,700       24,266,329
                                        -----------------
                                           115,671,235

---------------------------------------------------------
 Household Products--5.2%
 Hindustan
 Lever Ltd.                17,684,700       63,149,192
---------------------------------------------------------
 Reckitt
 Benckiser plc             14,177,123      267,539,328
                                        -----------------
                                           330,688,520

                          12 | OPPENHEIMER GLOBAL FUND

                                          Market Value
                               Shares       See Note 1
---------------------------------------------------------
 Personal Products--1.7%
 Shiseido Co. Ltd.          2,966,000   $   35,400,017
---------------------------------------------------------
 Wella AG, Preference,
 Non-Vtg.                   1,649,156       73,180,753
                                        -----------------
                                           108,580,770

---------------------------------------------------------
 Energy--5.1%
---------------------------------------------------------
 Oil & Gas--5.1%
 BP plc, ADR                1,972,456       78,700,995
---------------------------------------------------------
 ChevronTexaco
 Corp.                        957,517       66,308,052
---------------------------------------------------------
 Encana Corp.               1,450,656       43,898,303
---------------------------------------------------------
 Husky Energy, Inc.         6,675,565       70,282,395
---------------------------------------------------------
 Royal Dutch Petroleum
 Co., NY Shares             1,600,223       64,280,958
                                        -----------------
                                           323,470,703

---------------------------------------------------------
 Financials--13.5%
---------------------------------------------------------
 Banks--7.3%
 Australia & New
 Zealand Banking
 Group Ltd.                13,407,829      128,594,623
---------------------------------------------------------
 Bank One Corp.             3,846,303      143,851,732
---------------------------------------------------------
 ICICI Bank Ltd.,
 Sponsored ADR              6,931,250       41,518,187
---------------------------------------------------------
 Royal Bank of Scotland
 Group plc (The)            3,748,762       70,743,639
---------------------------------------------------------
 Wachovia Corp.             2,449,738       80,081,935
                                        -----------------
                                           464,790,116

---------------------------------------------------------
 Diversified Financials--3.6%
 American
 Express Co.                2,179,900       67,969,282
---------------------------------------------------------
 Citigroup, Inc.              832,633       24,687,568
---------------------------------------------------------
 Credit Saison
 Co. Ltd.                   2,696,000       59,239,362
---------------------------------------------------------
 Fannie Mae                   975,340       58,071,744
---------------------------------------------------------
 MBNA Corp.                   836,700       15,378,546
                                        -----------------
                                           225,346,502

---------------------------------------------------------
 Insurance--2.6%
---------------------------------------------------------
 ACE Ltd.                   2,016,571       59,710,667
---------------------------------------------------------
 Berkshire Hathaway,
 Inc., Cl. B(1)                29,620       73,013,300
---------------------------------------------------------
 Manulife
 Financial Corp.            1,529,239       32,277,722
                                        -----------------
                                           165,001,689

                                          Market Value
                               Shares       See Note 1
---------------------------------------------------------
 Health Care--18.0%
---------------------------------------------------------
 Biotechnology--4.2%
 Affymetrix, Inc.(1)        1,042,600   $   21,686,080
---------------------------------------------------------
 Amgen, Inc.(1)             2,224,000       92,740,800
---------------------------------------------------------
 Gilead
 Sciences, Inc.(1)          2,494,400       83,637,232
---------------------------------------------------------
 Human Genome
 Sciences, Inc.(1)          1,750,300       21,108,618
---------------------------------------------------------
 IDEC Pharmaceuticals
 Corp.(1)                     200,700        8,333,064
---------------------------------------------------------
 Oxford
 GlycoSciences plc(1)       1,734,735        3,737,421
---------------------------------------------------------
 Protein Design
 Labs, Inc.(1)                209,000        1,734,700
---------------------------------------------------------
 Qiagen NV(1)                 801,478        3,699,110
---------------------------------------------------------
 Wyeth                        837,569       26,634,694
                                        -----------------
                                           263,311,719

---------------------------------------------------------
 Health Care Equipment & Supplies--1.7%
 Amersham plc               2,254,400       18,949,465
---------------------------------------------------------
 Applera Corp./
 Applied Biosystems
 Group                      2,031,800       37,181,940
---------------------------------------------------------
 Essilor
 International SA             724,200       29,373,430
---------------------------------------------------------
 Smith &
 Nephew plc                 3,278,650       19,799,060
---------------------------------------------------------
 Swiss
 Medical SA(1,2,3)            960,000        3,583,104
                                        -----------------
                                           108,886,999

---------------------------------------------------------
 Health Care Providers & Services--2.9%
 Fresenius AG,
 Preference(2)              1,732,127       39,081,789
---------------------------------------------------------
 Laboratory Corp.
 of America
 Holdings(1)                1,020,200       34,462,356
---------------------------------------------------------
 Oxford Health
 Plans, Inc.(1)               721,400       28,091,316
---------------------------------------------------------
 Quest
 Diagnostics, Inc.(1)       1,118,700       68,833,611
---------------------------------------------------------
 Quintiles
 Transnational Corp.       11,381,207       13,135,279
                                        -----------------
                                           183,604,351

                          13 | OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS  Continued

                                          Market Value
                               Shares       See Note 1
---------------------------------------------------------
 Pharmaceuticals--9.2%
 AstraZeneca plc              895,841   $   27,161,656
---------------------------------------------------------
 Eisai Co. Ltd.             1,790,000       41,316,741
---------------------------------------------------------
 Johnson & Johnson          1,436,955       77,710,526
---------------------------------------------------------
 Novartis AG                1,998,495       79,020,047
---------------------------------------------------------
 Pfizer, Inc.               2,136,590       62,003,842
---------------------------------------------------------
 Sanofi-Synthelabo
 SA                         4,612,307      260,053,469
---------------------------------------------------------
 Takeda Chemical
 Industries Ltd.              991,000       39,968,868
                                        -----------------
                                           587,235,149

---------------------------------------------------------
 Industrials--6.2%
---------------------------------------------------------
 Aerospace & Defense--3.7%
 Bombardier,
 Inc., Cl. B                6,423,500       17,656,323
---------------------------------------------------------
 Empresa Brasileira
 de Aeronautica
 SA (Embraer), ADR          3,814,300       50,730,190
---------------------------------------------------------
 Lockheed
 Martin Corp.                 642,900       41,576,343
---------------------------------------------------------
 Raytheon Co.               4,232,400      124,009,320
                                        -----------------
                                           233,972,176

---------------------------------------------------------
 Commercial Services & Supplies--2.5%
 Amadeus Global Travel
 Distribution SA            3,436,822       14,401,632
---------------------------------------------------------
 Rentokil Initial plc      21,077,713       69,028,236
---------------------------------------------------------
 Societe BIC SA             2,399,253       79,434,588
                                        -----------------
                                           162,864,456

---------------------------------------------------------
 Information Technology--15.1%
---------------------------------------------------------
 Communications Equipment--3.4%
 JDS Uniphase Corp.(1)     14,035,100       27,340,375
---------------------------------------------------------
 QUALCOMM, Inc.(1)          4,998,200      138,050,284
---------------------------------------------------------
 Scientific-
 Atlanta, Inc.              3,879,000       48,526,290
                                        -----------------
                                           213,916,949

---------------------------------------------------------
 Computers & Peripherals--0.6%
 International Business
 Machines Corp.               270,781       15,810,902
---------------------------------------------------------
 Toshiba Corp.(1)           6,844,500       20,914,687
                                        -----------------
                                            36,725,589

                                          Market Value
                               Shares       See Note 1
---------------------------------------------------------
 Electronic Equipment & Instruments--1.0%
---------------------------------------------------------
 Keyence Corp.                121,400   $   20,382,914
---------------------------------------------------------
 Kudelski SA(1)               374,527        5,122,671
---------------------------------------------------------
 Kyocera Corp.                484,800       32,455,397
---------------------------------------------------------
 Tandberg ASA(1)              884,100        8,649,168
                                        -----------------
                                            66,610,150

---------------------------------------------------------
 IT Consulting & Services--0.6%
 Infosys
 Technologies Ltd.            516,572       36,328,847
---------------------------------------------------------
 Semiconductor Equipment & Products--1.5%
 Applied
 Materials, Inc.(1)           919,500       10,620,225
---------------------------------------------------------
 Broadcom
 Corp., Cl. A(1)            1,872,300       19,996,164
---------------------------------------------------------
 National
 Semiconductor
 Corp.(1)                   4,430,100       52,895,394
---------------------------------------------------------
 Novellus
 Systems, Inc.(1)             460,900        9,591,329
                                        -----------------
                                            93,103,112

---------------------------------------------------------
 Software--8.0%
 Cadence Design
 Systems, Inc.(1,2)        18,175,538      184,845,222
---------------------------------------------------------
 Electronic
 Arts, Inc.(1)              2,454,541      161,901,524
---------------------------------------------------------
 Sybase, Inc.(1)            4,697,255       54,582,103
---------------------------------------------------------
 Symantec Corp.(1)            952,900       32,046,027
---------------------------------------------------------
 Synopsys, Inc.(1)          1,573,213       60,018,076
---------------------------------------------------------
 Trend Micro, Inc.(1)         640,000       16,822,737
                                        -----------------
                                           510,215,689

---------------------------------------------------------
 Materials--2.0%
---------------------------------------------------------
 Chemicals--1.1%
 International Flavors
 & Fragrances, Inc.         2,127,025       67,745,746
---------------------------------------------------------
 Construction Materials--0.9%
 Hanson plc                12,251,226       60,881,440
---------------------------------------------------------
 Telecommunication Services--4.3%
---------------------------------------------------------
 Diversified Telecommunication Services--1.1%
 BT Group plc              16,032,920       41,475,994
---------------------------------------------------------
 Tele Norte Leste
 Participacoes SA
 (Telemar),
 Preference             5,521,720,560       30,047,775
                                        -----------------
                                            71,523,769

                          14 | OPPENHEIMER GLOBAL FUND

                                          Market Value
                               Shares       See Note 1
---------------------------------------------------------
 Wireless Telecommunication Services--3.2%
 AT&T Corp.                 2,418,200   $   29,042,582
---------------------------------------------------------
 KDDI Corp.                    33,526      104,648,267
---------------------------------------------------------
 SK Telecom
 Co. Ltd.                     180,150       34,775,443
---------------------------------------------------------
 SK Telecom
 Co. Ltd., ADR              1,497,000       31,781,310
                                        -----------------
                                           200,247,602

---------------------------------------------------------
 Utilities--1.0%
---------------------------------------------------------
 Gas Utilities--0.7%
 Hong Kong &
 China Gas Co. Ltd.        32,776,700       43,914,626
---------------------------------------------------------
 Multi-Utilities--0.3%
 Suez SA                    1,407,270       22,141,614
                                        -----------------
 Total Common Stocks
 (Cost $7,130,804,637)                   6,167,206,934

                            Principal
                               Amount
---------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes--0.0%

 Telewest Communications plc,
 11% Sr. Disc. Debs., 10/1/07(4)
 (Cost $7,759,709)       $  9,620,000       1,683,500

                            Principal     Market Value
                               Amount       See Note 1
---------------------------------------------------------
 Short-Term Notes--0.7%

 Wyeth:
 2%, 10/9/02             $ 30,000,000   $   29,987,467
 2%, 10/11/02              15,000,000       14,992,000
                                        -----------------
 Total Short-Term Notes
 (Cost $44,979,467)                         44,979,467

---------------------------------------------------------
 Joint Repurchase Agreements--2.5%

 Undivided interest of 17.22% in joint repurchase
 agreement with PaineWebber, Inc., 1.90%, dated
 9/30/02, to be repurchased at $154,977,179 on
 10/1/02, collateralized by Federal National
 Mortgage Assn., 7%, 5/1/32--7/1/32, with a
 value of $918,866,253 (Cost $154,969,000)
                          154,969,000      154,969,000
---------------------------------------------------------
 Total Investments, at Value
 (Cost $7,338,512,813)100.2%             6,368,838,901
---------------------------------------------------------
 Liabilities in
 Excess of Other Assets          (0.2)     (10,760,638)
                                -------------------------
 Net Assets                     100.0%  $6,358,078,263
                                =========================

Footnotes to Statement of Investments
1. Non-income producing security.
2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the
Investment Company Act of 1940, at or during the period ended September 30,
2002. The aggregate fair value of securities of affiliated companies held by the
Fund as of September 30, 2002 amounts to $245,474,685. Transactions during the period in which the issuer was an affiliate are as follows:

                               Shares                                       Shares
                        September 30,         Gross          Gross   September 30,        Unrealized        Dividend        Realized
                                 2001     Additions     Reductions            2002      Depreciation          Income            Gain
------------------------------------------------------------------------------------------------------------------------------------

Stocks and/or Warrants
Cadence Design
Systems, Inc.              16,869,040     1,306,498             --      18,175,538      $170,013,833      $       --    $         --
Fresenius AG, Preference    1,590,864       141,263             --       1,732,127       130,873,236       1,446,327              --
Porsche AG, Preferred *       603,913         1,060        306,153         298,820                --       1,251,706     112,063,949
Swiss Medical SA              480,000       480,000             --         960,000        26,806,896              --              --
XM Satellite Radio
Holdings, Inc.                     --     4,606,300             --       4,606,300        34,417,015              --              --
                                                                                                          --------------------------
                                                                                                          $2,698,033    $112,063,949
                                                                                                          ==========================

  *No longer an affiliate as of September 30, 2002.
3. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.
4. Issuer is in default.

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------
 Footnotes to Statement of Investments Continued

 Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

 Geographic Diversification                      Market Value            Percent
--------------------------------------------------------------------------------
 United States                                  $2,598,651,738            40.8%
 Great Britain                                   1,136,794,744            17.9
 Japan                                             576,134,990             9.1
 France                                            462,429,797             7.3
 Germany                                           289,158,537             4.5
 India                                             177,312,853             2.8
 The Netherlands                                   175,865,672             2.8
 Canada                                            164,114,743             2.6
 Australia                                         128,594,623             2.0
 Mexico                                            122,243,863             1.9
 Brazil                                            105,379,293             1.7
 Hong Kong                                         103,537,640             1.6
 Switzerland                                        84,142,718             1.3
 Singapore                                          77,855,688             1.2
 Korea, Republic of South                           66,556,753             1.0
 Bermuda                                            59,710,667             0.9
 Spain                                              14,401,632             0.2
 Belgium                                            13,720,678             0.2
 Norway                                              8,649,168             0.1
 Argentina                                           3,583,104             0.1
--------------------------------------------------------------------------------
 Total                                          $6,368,838,901           100.0%
================================================================================

See accompanying Notes to Financial Statements.

                          16 | OPPENHEIMER GLOBAL FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2002

--------------------------------------------------------------------------------
 Assets

 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $6,730,927,149)                 $6,123,364,216
                                                              --------------
 Affiliated companies (cost $607,585,664)                        245,474,685
--------------------------------------------------------------------------------
                                                               6,368,838,901
--------------------------------------------------------------------------------
 Cash                                                              2,728,464
--------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                 5,085
--------------------------------------------------------------------------------
 Receivables and other assets:
 Interest and dividends                                           13,397,466
 Shares of beneficial interest sold                               11,402,798
 Other                                                                42,827
                                                              --------------
 Total assets                                                  6,396,415,541

--------------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Shares of beneficial interest redeemed                           15,984,253
 Investments purchased                                            13,561,676
 Distribution and service plan fees                                4,083,251
 Transfer and shareholder servicing agent fees                     2,189,703
 Trustees' compensation                                            1,294,905
 Shareholder reports                                               1,018,982
 Other                                                               204,508
                                                              --------------
 Total liabilities                                                38,337,278

--------------------------------------------------------------------------------
 Net Assets                                                   $6,358,078,263
                                                              ==============

--------------------------------------------------------------------------------
 Composition of Net Assets

 Paid-in capital                                              $7,968,197,384
--------------------------------------------------------------------------------
 Accumulated net investment loss                                 (11,620,526)
--------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign
 currency transactions                                          (629,096,228)
--------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation
 of assets and liabilities denominated in foreign currencies    (969,402,367)
                                                              --------------
 Net Assets                                                   $6,358,078,263
                                                              ==============

                          17 | OPPENHEIMER GLOBAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

--------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $4,559,329,873 and 129,334,715 shares of beneficial interest outstanding)              $35.25
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                            $37.40
--------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $1,119,359,528 and 33,615,609 shares of beneficial interest outstanding)               $33.30
--------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $463,949,147
 and 13,716,512 shares of beneficial interest outstanding)                              $33.82
--------------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $51,077,089
 and 1,454,095 shares of beneficial interest outstanding)                               $35.13
--------------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on
 net assets of $164,362,626 and 4,645,293 shares of beneficial interest outstanding)    $35.38

 See accompanying Notes to Financial Statements.

                          18 | OPPENHEIMER GLOBAL FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2002

--------------------------------------------------------------------------------
 Investment Income

 Dividends:
 Unaffiliated companies (net of foreign withholding taxes of $8,311,285)              $  99,554,781
 Affiliated companies (net of foreign withholding taxes of $394,312)                      2,698,033
-------------------------------------------------------------------------------------------------------

 Interest                                                                                 7,529,115
                                                                                       ----------------
 Total investment income                                                                109,781,929

-------------------------------------------------------------------------------------------------------
 Expenses

 Management fees                                                                         51,944,297
-------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                 13,002,543
 Class B                                                                                 14,571,656
 Class C                                                                                  5,210,426
 Class N                                                                                    168,064
-------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                                 14,272,688
 Class B                                                                                  3,823,862
 Class C                                                                                  1,315,375
 Class N                                                                                     70,648
 Class Y                                                                                    780,728
-------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                      2,893,252
-------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                              2,026,608
-------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                     468,229
-------------------------------------------------------------------------------------------------------
 Other                                                                                      332,780
                                                                                      -----------------
 Total expenses                                                                         110,881,156
 Less reduction to custodian expenses                                                        (5,327)
 Less voluntary waiver of transfer and shareholder servicing agent fees -- Class Y         (186,910)
                                                                                      -----------------
 Net expenses                                                                           110,688,919

-------------------------------------------------------------------------------------------------------
 Net Investment Loss                                                                       (906,990)

-------------------------------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments:
   Unaffiliated companies                                                              (503,624,792)
   Affiliated companies                                                                 112,063,949
 Foreign currency transactions                                                          (56,564,209)
                                                                                      -----------------
 Net realized loss                                                                     (448,125,052)

-------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                                           (686,856,684)
 Translation of assets and liabilities denominated in foreign currencies                183,072,319
                                                                                      -----------------
 Net change                                                                            (503,784,365)
 Net realized and unrealized loss                                                      (951,909,417)

-------------------------------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations                                 $(952,816,407)
                                                                                      =================

 See accompanying Notes to Financial Statements.

                          19 | OPPENHEIMER GLOBAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended September 30,                                           2002                   2001
---------------------------------------------------------------------------------------------------
 Operations

 Net investment income (loss)                             $     (906,990)       $    18,161,660
---------------------------------------------------------------------------------------------------
 Net realized loss                                          (448,125,052)          (185,613,512)
---------------------------------------------------------------------------------------------------
 Net change in unrealized depreciation                      (503,784,365)        (2,368,896,124)
                                                          -----------------------------------------
 Net decrease in net assets resulting from operations       (952,816,407)        (2,536,347,976)

---------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Distributions from net realized  gain:
 Class A                                                              --         (1,122,608,597)
 Class B                                                              --           (355,876,868)
 Class C                                                              --            (78,333,327)
 Class N                                                              --                     --
 Class Y                                                              --            (36,265,589)

---------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                     357,374,689          1,564,648,425
 Class B                                                    (106,729,380)           330,994,853
 Class C                                                     126,876,337            238,103,480
 Class N                                                      56,432,365              6,787,490
 Class Y                                                      24,729,253             58,677,193

---------------------------------------------------------------------------------------------------
 Net Assets

 Total decrease                                             (494,133,143)        (1,930,220,916)
---------------------------------------------------------------------------------------------------
 Beginning of period                                       6,852,211,406          8,782,432,322
                                                          -----------------------------------------
 End of period [including accumulated net investment
 losses of $11,620,526 and $12,135,474, respectively]     $6,358,078,263        $6,852,211,406
                                                          =========================================

 See accompanying Notes to Financial Statements.

                          20 | OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS

 Class A   Year Ended September 30,               2002              2001            2000             1999             1998
------------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period          $ 40.04           $ 67.48         $ 49.50          $ 38.34          $ 49.32
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                             .07               .20             .26              .17             1.08
 Net realized and unrealized gain (loss)         (4.86)           (15.68)          22.20            14.37            (5.49)
                                               -------------------------------------------------------------------------------------
 Total from investment operations                (4.79)           (15.48)          22.46            14.54            (4.41)
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income               --                --            (.32)            (.39)            (.83)
 Dividends in excess of net investment income       --                --            (.04)              --               --
 Distributions from net realized gain               --            (11.96)          (4.12)           (2.99)           (5.74)
                                               -------------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    --            (11.96)          (4.48)           (3.38)           (6.57)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $ 35.25            $40.04          $67.48           $49.50           $38.34
                                               =====================================================================================

------------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(1)            (11.96)%          (27.10)%         47.13%           40.05%           (9.85)%

------------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)   $4,559,330        $4,876,120      $6,225,967       $3,780,168       $2,904,763
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)          $5,552,582        $5,851,970      $5,555,437       $3,475,038       $3,381,204
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                            0.18%             0.42%           0.41%            0.37%            0.96%
 Expenses                                         1.23%             1.12%           1.08%            1.16%            1.14%(3)
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            27%               36%             62%              68%              65%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                          21 | OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS  Continued

 Class B   Year Ended September 30,               2002              2001            2000             1999             1998
------------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period          $ 38.11           $ 65.26         $ 48.05          $ 37.32          $ 48.19
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                     (.32)             (.06)           (.19)            (.16)             .69
 Net realized and unrealized gain (loss)         (4.49)           (15.13)          21.52            13.99            (5.31)
                                               -------------------------------------------------------------------------------------
 Total from investment operations                (4.81)           (15.19)          21.33            13.83            (4.62)
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income               --                --              --             (.11)            (.51)
 Dividends in excess of net investment income       --                --              --               --               --
 Distributions from net realized gain               --            (11.96)          (4.12)           (2.99)           (5.74)
                                               -------------------------------------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                      --            (11.96)          (4.12)           (3.10)           (6.25)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $33.30            $38.11          $65.26           $48.05           $37.32
                                               =====================================================================================

------------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(1)            (12.62)%          (27.68)%         46.01%           38.99%          (10.56)%

------------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)   $1,119,360        $1,386,315      $1,948,901       $1,250,245         $897,473
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)          $1,456,440        $1,731,624      $1,779,871       $1,121,639         $965,647
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                    (0.60)%           (0.35)%         (0.38)%          (0.40)%           0.20%
 Expenses                                         2.00%             1.89%           1.85%            1.94%            1.91%(3)
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            27%               36%             62%              68%              65%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                          22 | OPPENHEIMER GLOBAL FUND

 Class C   Year Ended September 30,               2002              2001            2000             1999             1998
------------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period          $ 38.71           $ 66.09         $ 48.63          $ 37.79          $ 48.77
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                     (.12)              .07             .06             (.08)             .75
 Net realized and unrealized gain (loss)         (4.77)           (15.49)          21.54            14.07            (5.42)
                                               -------------------------------------------------------------------------------------
 Total from investment operations                (4.89)           (15.42)          21.60            13.99            (4.67)
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income               --                --            (.02)            (.16)            (.57)
 Dividends in excess of net investment income       --                --              --(1)            --               --
 Distributions from net realized gain               --            (11.96)          (4.12)           (2.99)           (5.74)
                                               -------------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    --            (11.96)          (4.14)           (3.15)           (6.31)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $33.82            $38.71          $66.09           $48.63           $37.79
                                               =====================================================================================

------------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(2)            (12.63)%          (27.67)%         46.01%           38.97%          (10.53)%

------------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)     $463,949          $418,525        $404,312         $152,620          $90,707
------------------------------------------------------------------------------------------------------------------------------------

 Average net assets (in thousands)            $521,168          $448,751        $287,843         $125,334          $79,398
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                    (0.56)%           (0.33)%         (0.29)%          (0.38)%           0.23%
 Expenses                                         1.99%             1.89%           1.85%            1.94%            1.91%(4)
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            27%               36%             62%              68%              65%

1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                          23 | OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS  Continued

 Class N   Year Ended September 30,               2002              2001(1)
--------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period           $39.98            $50.13
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                             .07               .01
 Net realized and unrealized loss                (4.92)           (10.16)
                                                --------------------------------
 Total from investment operations                (4.85)           (10.15)
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income               --                --
 Dividends in excess of net investment income       --                --
 Distributions from net realized gain               --                --
                                                --------------------------------
 Total dividends and/or distributions to shareholders
--------------------------------------------------------------------------------
 Net asset value, end of period                 $35.13            $39.98
                                                ================================

--------------------------------------------------------------------------------
 Total Return, at Net Asset Value(2)            (12.13)%          (20.25)%

--------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)      $51,077            $5,971
--------------------------------------------------------------------------------
 Average net assets (in thousands)             $33,737            $1,717
--------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                            0.14%             0.13%
 Expenses                                         1.45%             1.41%
--------------------------------------------------------------------------------
 Portfolio turnover rate                            27%               36%

1. For the period from March 1, 2001 (inception of offering) to September
30, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                          24 | OPPENHEIMER GLOBAL FUND

 Class Y   Year Ended September 30,                        2002               2001               2000              1999(1)
------------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                   $ 40.11            $ 67.53            $ 49.54           $ 42.38
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                      .12                .22                .64               .63
 Net realized and unrealized gain (loss)                  (4.85)            (15.68)             22.03             10.00
                                                        ----------------------------------------------------------------------------
 Total from investment operations                         (4.73)            (15.46)             22.67             10.63
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                        --                 --               (.50)             (.48)
 Dividends in excess of net investment income                --                 --               (.06)               --
 Distributions from net realized gain                        --             (11.96)             (4.12)            (2.99)
                                                        ----------------------------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                               --             (11.96)             (4.68)            (3.47)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $ 35.38             $40.11             $67.53            $49.54
                                                        ============================================================================

------------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(2)                     (11.79)%           (27.04)%            47.63%            27.11%

------------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)              $164,363           $165,281           $203,252           $36,593
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $191,788           $194,016           $136,515           $16,838
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                     0.37%              0.54%              0.90%             1.07%
 Expenses                                                  1.15%              1.06%              0.82%             0.78%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees            1.05%              1.00%              0.82%             0.78%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     27%                36%                62%               68%

1. For the period from November 17, 1998 (inception of offering) to September
30, 1999.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                          25 | OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Global Fund (the Fund) is registered under the Investment Company
 Act of 1940, as amended, as an open-end management investment company. The
 Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class
 A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans.
 Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another
 Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid in capital.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
 (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
 Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
 debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2002, securities with an aggregate market value of $1,683,500, representing 0.03% of the Fund's net assets, were in default.

                           26 | OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
 Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange.
 Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the
 Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal;
 however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the
 Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.
 Therefore, no federal income or excise tax provision is required.

 As of September 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:
                              Expiring
                              -----------------------
                              2004       $    353,985
                              2010        156,747,145
                                         ------------
                              Total      $157,101,130(1)
                                         ============
 1. Includes $353,985 from capital loss carryforward acquired in the June 19,
 1997 merger with Oppenheimer Global Emerging Growth Fund which is no longer subject to limitation under IRS sections 382 or 384.

 As of September 30, 2002, the Fund had approximately $466,896,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011. Additionally, the Fund had approximately $1,129,000 of post-October foreign currency losses which were deferred.

                          27 | OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended
 September 30, 2002, the Fund's projected benefit obligations were increased by
 $179,896 and payments of $19,493 were made to retired trustees, resulting in an accumulated liability of $1,227,651 as of September 30, 2002.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund.
 Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $6,362,473, a decrease in overdistributed net investment income of $1,421,938, and a decrease in accumulated net realized loss on investments of $4,940,535. Net assets of the Fund were unaffected by the reclassifications.

                          28 | OPPENHEIMER GLOBAL FUND

 The tax character of distributions paid during the years ended September 30,
 2002 and September 30, 2001 was as follows:
                                           Year Ended               Year Ended
                                   September 30, 2002       September 30, 2001
                                   -------------------------------------------
                 Distributions paid from:
                 Ordinary income                 $ --           $  255,296,596
                 Long-term capital gain            --            1,337,787,785
                 Return of capital                 --                       --
                                                 ------------------------------
                 Total                           $ --           $1,593,084,381
                                                 ==============================

 As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:
                 Accumulated net investment loss   $   (11,620,526)
                 Accumulated net realized loss        (629,096,228)
                 Net unrealized depreciation          (969,402,367)
                                                   ---------------
                 Total                             $(1,610,119,121)
                                                   ===============

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                          29 | OPPENHEIMER GLOBAL FUND

NOTES TO financial statements  Continued

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            Year Ended September 30, 2002    Year Ended September 30, 2001(1)
                                Shares             Amount           Shares             Amount
---------------------------------------------------------------------------------------------
 Class A

 Sold                       35,174,289    $ 1,541,931,335       47,128,811    $ 2,381,817,622
 Dividends and/or
 distributions reinvested           --                 --       20,052,922      1,048,767,808
 Redeemed                  (27,633,673)    (1,184,556,646)     (37,646,130)    (1,865,937,005)
                           -------------------------------------------------------------------
 Net increase                7,540,616    $   357,374,689       29,535,603    $ 1,564,648,425
                           ===================================================================

---------------------------------------------------------------------------------------------
 Class B
  Sold                       7,994,046    $   333,395,941       10,085,318    $   490,716,770
 Dividends and/or
 distributions reinvested           --                 --        6,522,425        326,903,986
 Redeemed                  (10,753,879)      (440,125,321)     (10,096,988)      (486,625,903)
                           -------------------------------------------------------------------
 Net increase (decrease)    (2,759,833)   $  (106,729,380)       6,510,755    $   330,994,853
                           ===================================================================

---------------------------------------------------------------------------------------------
 Class C
 Sold                        5,659,350    $   239,411,312        7,495,513    $   368,696,789
 Dividends and/or
 distributions reinvested           --                 --        1,334,263         67,921,429
 Redeemed                   (2,755,399)      (112,534,975)      (4,134,940)      (198,514,738)
                           -------------------------------------------------------------------
 Net increase                2,903,951    $   126,876,337        4,694,836    $   238,103,480
                           ===================================================================

---------------------------------------------------------------------------------------------
 Class N
 Sold                        1,554,356    $    66,740,283          154,405    $     6,997,793
 Dividends and/or
 distributions reinvested           --                 --               --                 --
 Redeemed                     (249,598)       (10,307,918)          (5,068)          (210,303)
                           -------------------------------------------------------------------
 Net increase                1,304,758    $    56,432,365          149,337    $     6,787,490
                           ===================================================================

---------------------------------------------------------------------------------------------
 Class Y
 Sold                        2,457,976    $   109,088,807        2,548,784    $   128,496,279
 Dividends and/or
 distributions reinvested           --                 --          692,969         36,263,077
 Redeemed                   (1,933,304)       (84,359,554)      (2,130,929)      (106,082,163)
                            -------------------------------------------------------------------
 Net increase                  524,672    $    24,729,253        1,110,824    $    58,677,193
                            ===================================================================

 1. For the year ended September 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to September 30,
 2001, for Class N shares.

                          30 | OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2002, were
 $2,684,032,117 and $1,979,901,658, respectively.

 As of September 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $7,351,975,171 was composed of:
            Gross unrealized appreciation      $   676,307,815
            Gross unrealized depreciation       (1,659,444,085)
                                               ---------------
            Net unrealized depreciation        $  (983,136,270)
                                               ===============

 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of
 0.80% of the first $250 million of average annual net assets of the Fund, 0.77%
 of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, 0.67% on the next $1.5 billion, 0.65% on the next $2.5 billion, 0.63%
 of the next $4 billion and 0.61% of average annual net asset in excess of $10 billion.

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund.
 The Fund pays OFS a $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
 The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's
 Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the
 Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

                          31 | OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued
The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                     Aggregate        Class A     Concessions     Concessions     Concessions     Concessions
                     Front-End      Front-End      on Class A      on Class B      on Class C      on Class N
                 Sales Charges  Sales Charges          Shares          Shares          Shares          Shares
                    on Class A    Retained by     Advanced by     Advanced by     Advanced by     Advanced by
 Year Ended             Shares    Distributor   Distributor(1)  Distributor(1)  Distributor(1)  Distributor(1)
---------------------------------------------------------------------------------------------------------------

 September 30, 2002 $7,810,251     $1,949,291      $1,391,769      $10,805,138      $2,115,956        $540,167

1. The Distributor advances concession payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                       Class A        Class B          Class C         Class N
                    Contingent     Contingent       Contingent      Contingent
                      Deferred       Deferred         Deferred        Deferred
                 Sales Charges  Sales Charges    Sales Charges   Sales Charges
                   Retained by    Retained by      Retained by     Retained by
 Year Ended        Distributor    Distributor      Distributor     Distributor
--------------------------------------------------------------------------------
 September 30, 2002   $106,424     $2,976,794         $136,833         $66,005

--------------------------------------------------------------------------------
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A
Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. For the year ended September 30, 2002, payments under the Class A Plan totaled $13,002,543, all of which were paid by the
Distributor to recipients, and included $628,648 paid to an affiliate of the
Manager. Any unreimbursed expenses the Distributor incurs with respect to Class
A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the
Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended September 30, 2002, were as follows:

                                                                                 Distributor's
                                                           Distributor's             Aggregate
                                                               Aggregate          Unreimbursed
                                                            Unreimbursed         Expenses as %
                Total Payments     Amount Retained              Expenses         of Net Assets
                    Under Plan      by Distributor            Under Plan              of Class
----------------------------------------------------------------------------------------------

 Class B Plan      $14,571,656         $11,670,626           $25,717,275                  2.30%
 Class C Plan        5,210,426           1,925,951             7,740,824                  1.67
 Class N Plan          168,064             165,199               838,825                  1.64

                          32 | OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of
Assets and Liabilities as a receivable or payable and in the Statement of
Operations with the change in unrealized appreciation or depreciation.
     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of September 30, 2002, the Fund had outstanding foreign currency contracts as follows:

                                         Contract
                           Expiration      Amount      Valuation as of        Unrealized
 Contract Description            Date      (000s)   September 30, 2002      Appreciation
----------------------------------------------------------------------------------------

 Contracts to Purchase
 Norwegian Krone (NOK)        10/1/02       3,609NOK          $487,002            $5,085

--------------------------------------------------------------------------------
6. Illiquid or Restricted Securities
As of September 30, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 2002 was $3,583,104, which represents 0.06% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

                                            Acquisition                          Valuation as of        Unrealized
 Security                                         Dates             Cost      September 30, 2002      Depreciation
------------------------------------------------------------------------------------------------------------------

 Stocks and/or Warrants
 Swiss Medical SA                        5/16/94-7/10/02     $30,390,000              $3,583,104       $26,806,896

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------

 7. Bank Borrowings

 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively.
 Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of
 0.08% per annum.

    The Fund had no borrowings outstanding during the year ended or at September
 30, 2002.

                                   Appendix A

------------------------------------------------------------------------------
                            Industry Classifications
------------------------------------------------------------------------------

Aerospace & Defense                Household Durables
Air Freight & Couriers             Household Products
Airlines                           Industrial Conglomerates
Auto Components                    Insurance
Automobiles                        Internet & Catalog Retail
Banks                              Internet Software & Services
Beverages                          Information Technology Consulting &
                                    Services
Biotechnology Leisure Equipment & Products Building Products Machinery Chemicals
Marine Commercial Services & Supplies Media Communications Equipment Metals &
Mining Computers & Peripherals Multiline Retail Construction & Engineering
Multi-Utilities Construction Materials Office Electronics Containers & Packaging
Oil & Gas Distributors Paper & Forest Products Diversified Financials Personal
Products Diversified Telecommunication Pharmaceuticals Services Electric
Utilities Real Estate Electrical Equipment Road & Rail Electronic Equipment &
Instruments Semiconductor Equipment & Products Energy Equipment & Services
Software Food & Drug Retailing Specialty Retail Food Products Textiles & Apparel
Gas Utilities Tobacco Health Care Equipment & Supplies Trading Companies &
Distributors Health Care Providers & Services Transportation Infrastructure
Hotels Restaurants & Leisure Water Utilities
                                   Wireless Telecommunication Services

                                      Appendix B
        OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor,
Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement
Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k) of the Internal
            Revenue Code,
         2) non-qualified deferred compensation plans, 3) employee benefit plans3
         4) Group Retirement Plans4 5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional IRAs,
            Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the "Transfer
Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the
"Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request. I.

Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial
Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge
(unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and
Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the
Prospectus under "Class A Contingent Deferred Sales Charge."5 This waiver
provision applies to: |_| Purchases of Class A shares aggregating $1 million or
more. |_| Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases  by  an   OppenheimerFunds-sponsored   Rollover  IRA,  if  the
         purchases are made:
         1) through a broker,  dealer,  bank or registered  investment adviser that has made special  arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified Retirement
            Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements: 1) The record keeping is performed by Merrill Lynch Pierce Fenner &
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment
            Management, L.P. ("MLIM"), that are made available under a Service
            Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM
            (the funds described in (a) and (b) are referred to as "Applicable
            Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill
            Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds)
            invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
II.

Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any Class
A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former  officers,  directors,  trustees  and  employees  (and their  "immediate  families")  of  the  Fund,  the  Manager  and  its affiliates,  and  retirement  plans  established  by them  for  their employees.  The term  "immediate  family"  refers  to  one's  spouse,
         children,  grandchildren,   grandparents,   parents,  parents-in-law,
         brothers  and  sisters,  sons-  and  daughters-in-law,   a  sibling's
         spouse,  a spouse's  siblings,  aunts,  uncles,  nieces and  nephews;
         relatives  by virtue of a  remarriage  (step-children,  step-parents, etc.) are included.
|_|      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
         Distributor for that purpose.
|_|      Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered  representatives (and their spouses) of dealers or  brokers  described  above or  financial  institutions  that  have entered  into sales  arrangements  with such  dealers or brokers (and which  are  identified  as  such  to the  Distributor)  or  with  the
         Distributor.  The purchaser  must certify to the  Distributor  at the time  of  purchase  that  the  purchase  is for the  purchaser's  own account  (or for the  benefit  of such  employee's  spouse  or  minor children).
|_|      Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|      Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|      "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment  advisors or financial planners (that have entered into an  agreement  for this purpose  with the  Distributor)  who buy shares for their own accounts may also purchase  shares without sales charge but only if their  accounts are linked to a master  account of their  investment  advisor  or  financial  planner  on the  books and records of the broker,  agent or  financial  intermediary  with which the  Distributor  has made such special  arrangements . Each of these investors  may be  charged a fee by the  broker,  agent or  financial intermediary for purchasing shares.
|_|      Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|      Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|      A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|      Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|      A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
         Advisors) whose Class B or Class C shares of a Former Quest for Value
         Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
         24, 1995.
|_|      A qualified Retirement Plan that had agreed with the former Quest for
         Value Advisors to purchase shares of any of the Former Quest for Value
         Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December
         31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain
Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|      Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|      Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
         (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares  purchased  through  a  broker-dealer  that  has  entered  into a
         special   agreement  with  the  Distributor  to  allow  the  broker's customers to purchase and pay for shares of  Oppenheimer  funds using the  proceeds  of shares  redeemed in the prior 30 days from a mutual fund  (other  than  a  fund  managed  by  the  Manager  or any of its
         subsidiaries)   on  which  an  initial  sales  charge  or  contingent
         deferred  sales  charge was paid.  This waiver also applies to shares purchased  by exchange of shares of  Oppenheimer  Money  Market Fund,
         Inc.  that were  purchased  and paid for in this manner.  This waiver must be  requested  when the  purchase  order is placed for shares of the Fund, and the Distributor may require  evidence of  qualification for this waiver.
|_|      Shares purchased with the proceeds of maturing principal units of any
         Qualified Unit Investment Liquid Trust Series.
|_|      Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|      To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|      Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
         Rules and Policies," in the applicable fund Prospectus).
|_|      For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: 1)
         Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact. 4) Hardship withdrawals, as defined in the plan.6 5) Under a Qualified Domestic
         Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries. 9) Separation from service.7
         10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the
            Distributor.
         11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored
            IRA.
|_|      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|      For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the
         Distributor.
|_|      For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.  Waivers  of Class B, Class C and Class N Sales  Charges  of  Oppenheimer
      Funds
--------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be
waived for redemptions of shares in the following cases: |_| Shares redeemed
involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
|_|   Redemptions  from accounts  other than  Retirement  Plans  following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The   contingent   deferred  sales  charges  are  generally  not  waived
         following  the death or  disability  of a grantor  or  trustee  for a trust  account.  The  contingent  deferred sales charges will only be waived in the  limited  case of the death of the trustee of a grantor trust or  revocable  living  trust for which the  trustee is also the sole  beneficiary.  The death or disability  must have occurred after the account was  established,  and for  disability  you must  provide evidence of a  determination  of  disability  by the Social  Security
         Administration.
|_|      Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|      Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|      Redemptions requested in writing by a Retirement Plan sponsor of Class
         C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of Class
         C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.
|_|      Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes: 1) Following the death or disability
         (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account. 3)
         To return contributions made due to a mistake of fact. 4) To make hardship withdrawals, as defined in the plan.9 5) To make distributions required under a Qualified Domestic
            Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
         Revenue Code.
         7) To make "substantially equal periodic payments" as described in
         Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.10 9) On account of the participant's separation from service.11 10) Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the
            Distributor.
         11) Distributions made on account of a plan termination or "in-service"
            distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12) For distributions from a participant's account under an Automatic
            Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C
shares sold or issued in the following cases: |_| Shares sold to the Manager or
its affiliates.
|_|      Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Shares issued in plans of reorganization to which the Fund is a party. |_|
Shares sold to present or former officers, directors, trustees or employees  (and  their  "immediate  families"  as  defined  above  in
         Section  I.A.)  of the  Fund,  the  Manager  and its  affiliates  and retirement plans established by them for their employees.
IV.   Special  Sales  Charge   Arrangements   for   Shareholders   of  Certain
      Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds
------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A,
Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.
To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer  Small  Cap  Value
   Fund
   Oppenheimer Quest Balanced Value Fund        Oppenheimer    Quest    Global
   Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24,
1995:

   Quest for Value U.S. Government Income Fund  Quest   for   Value   New   York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest      for     Value
   National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest     for     Value     California
   Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_|      acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds, or
|_|      purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|      Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
         Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations"
formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for
Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial       Sales Initial  Sales  Charge Concession  as
Number  of   Eligible Charge  as  a %  of as a % of  Net  Amount % of  Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer            2.50%               2.56%                  2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not 2.00%               2.04%                  1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information.
Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the
Distributor.

|X|      Waiver of Class A Sales Charges for Certain Shareholders. Class A
         shares purchased by the following investors are not subject to any
         Class A initial or contingent deferred sales charges:
(10)        Shareholders who were shareholders of the AMA Family of Funds on
            February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
(11)        Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|      Waiver of Class A Contingent Deferred Sales Charge in Certain
         Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|   Waivers for  Redemptions of Shares  Purchased Prior to March 6, 1995. In
         the following  cases,  the  contingent  deferred sales charge will be waived  for  redemptions  of Class A, Class B or Class C shares of an
         Oppenheimer  fund.  The shares must have been  acquired by the merger of a Former  Quest for Value Fund into the fund or by  exchange  from an  Oppenheimer  fund that was a Former  Quest for Value Fund or into which such fund merged.  Those shares must have been purchased  prior to March 6, 1995 in connection with:
(12)        withdrawals under an automatic withdrawal plan holding only either
            Class B or Class C shares if the annual withdrawal does not exceed
            10% of the initial value of the account value, adjusted annually,
            and
(13)        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|   Waivers for  Redemptions  of Shares  Purchased on or After March 6, 1995
         but  Prior  to  November  24,  1995.  In  the  following  cases,  the contingent  deferred  sales charge will be waived for  redemptions of
         Class A,  Class B or  Class C  shares  of an  Oppenheimer  fund.  The shares must have been  acquired  by the merger of a Former  Quest for
         Value  Fund into the fund or by  exchange  from an  Oppenheimer  fund that was a Former  Quest For Value  Fund or into  which  such  Former
         Quest for Value Fund merged.  Those  shares must have been  purchased on or after March 6, 1995, but prior to November 24, 1995:
(14)        redemptions following the death or disability of the shareholder(s)
            (as evidenced by a determination of total disability by the U.S.
            Social Security Administration);
(15)        withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
(16)        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.
V.    Special  Sales  Charge   Arrangements   for   Shareholders   of  Certain
      Oppenheimer  Funds  Who  Were  Shareholders  of  Connecticut   Mutual
      Investment Accounts, Inc.
---------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account Connecticut Mutual Total Return Account
   Connecticut Mutual Government Securities Account CMIA LifeSpan Capital
   Appreciation Account Connecticut Mutual Income Account CMIA LifeSpan Balanced
   Account Connecticut Mutual Growth Account CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent  Deferred  Sales Charge.  Certain  shareholders  of a
         Fund and the other  Former  Connecticut  Mutual Funds are entitled to continue to make additional  purchases of Class A shares at net asset value  without a Class A initial  sales  charge,  but  subject to the
         Class A contingent  deferred sales charge that was in effect prior to
         March 18,  1996 (the "prior  Class A CDSC").  Under the prior Class A
         CDSC,  if any of  those  shares  are  redeemed  within  one  year  of purchase,  they  will be  assessed  a 1%  contingent  deferred  sales charge  on an  amount  equal  to  the  current  market  value  or the original purchase price of the shares sold,  whichever is smaller (in such  redemptions,  any shares not  subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are: 1)
         persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the
            Fund's policies on Combined Purchases or Rights of Accumulation, who
            still hold those shares in that Fund or other Former Connecticut
            Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|      Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to
         March 18, 1996, and still holds Class A shares: 1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the
            Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former
            Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the
            Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former Connecticut
            Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the
            Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by
Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund.
Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the
      Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
   4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.   Special  Reduced  Sales  Charge  for  Former   Shareholders  of  Advance
      America Funds, Inc.
------------------------------------------------------------------------------

Shareholders of Oppenheimer  Municipal Bond Fund,  Oppenheimer U.S. Government
Trust,  Oppenheimer  Strategic Income Fund and Oppenheimer Capital Income Fund
who  acquired  (and  still  hold)  shares  of those  funds as a result  of the
reorganization   of  series  of  Advance   America  Funds,   Inc.  into  those
Oppenheimer  funds on October 18, 1991, and who held shares of Advance America
Funds,  Inc.  on March 30,  1990,  may  purchase  Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.  Sales  Charge  Waivers  on  Purchases  of Class M Shares of  Oppenheimer
      Convertible Securities Fund
------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase
those shares at net asset value without sales charge: |_| the Manager and its
affiliates, |_| present or former officers, directors, trustees and employees
(and
         their "immediate families" as defined in the Fund's Statement of
         Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|      dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|      employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers
         (and whose identity is made known to the Distributor) or with the
         Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|      dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the
         Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|      dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the
         Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

1 Certain  waivers  also  apply to Class M  shares  of  Oppenheimer
Convertible  Securities Fund.

2 In the case of Oppenheimer  Senior Floating Rate
Fund, a continuously-offered  closed-end fund, references to contingent deferred sales  charges  mean the Fund's  Early  Withdrawal  Charges  and  references  to
"redemptions"  mean  "repurchases" of shares.

3 An "employee benefit plan" means any plan or  arrangement,  whether or not it is  "qualified" under the Internal Revenue Code, under which Class N shares of an  Oppenheimer  fund or funds are purchased by a fiduciary or other administrator for the account of participants who are  employees of a single employer or of affiliated  employers.  These may include,  for example, medical  savings  accounts,  payroll  deduction plans or similar plans.
The fund accounts must be registered in the name of the fiduciary or  administrator  purchasing the shares for the benefit of  participants in the plan.

4 The term "Group  Retirement  Plan" means any qualified or  non-qualified retirement plan for employees of a corporation or sole  proprietorship,  members and  employees of a  partnership  or  association  or other  organized  group of persons (the members of which may include other  groups),  if the group has made special  arrangements  with  the  Distributor  and  all  members  of  the  group participating  in (or who are  eligible  to  participate  in) the plan  purchase shares  of an  Oppenheimer  fund or funds  through a single  investment  dealer, broker or other  financial  institution  designated  by the  group.  Such  plans include 457 plans, SEP-IRAs,  SARSEPs,  SIMPLE plans and 403(b) plans other than plans for  public  school  employees.  The term  "Group  Retirement  Plan"  also includes  qualified  retirement plans and  non-qualified  deferred  compensation plans and IRAs that purchase  shares of an  Oppenheimer  fund or funds through a single investment  dealer,  broker or other financial  institution that has made special arrangements with the Distributor.

5  However,  that  concession  will not be paid on  purchases  of shares in amounts  of $1  million  or more  (including  any  right of  accumulation)  by a
Retirement Plan that pays for the purchase with the redemption proceeds of Class
C shares  of one or more  Oppenheimer  funds  held by the Plan for more than one year.

6 This provision does not apply to IRAs.

7 This provision does not apply to 403(b)(7)  custodial plans if the participant is less than age 55, nor to IRAs.

8  The  distribution  must  be  requested  prior  to  Plan  termination  or  the elimination of the Oppenheimer funds as an investment option under the Plan.

9 This  provision does not apply to IRAs.

10 This provision does not apply to loans from  403(b)(7)  custodial  plans and loans from the OppenheimerFunds-sponsored  Single K retirement plan.

11 This  provision  does not  apply  to  403(b)(7)  custodial  plans if the participant is less than age 55, nor to IRAs.

------------------------------------------------------------------------------
Oppenheimer Global Fund
------------------------------------------------------------------------------

Internet Website:
      www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      498 Seventh Avenue
      New York, New York 10018

Distributor
      OppenheimerFunds Distributor, Inc.
      498 Seventh Avenue
      New York, New York 10018

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270 Denver, Colorado 80217
      1.800.CALL.OPP (1.800,.225.5677)

Custodian Bank
      JP Morgan Chase Bank
      4 Chase Metro Tech Center
      Brooklyn, New York 11245

Independent Auditors
      KPMG LLP
      707 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
       Mayer, Brown, Rowe & Maw
       1675 Broadway
       New York, NY 10019-5820

      (OppenheimerFunds logo)

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